UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
MicroStrategy Incorporated
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LETTER FROM OUR EXECUTIVE CHAIRMAN April 13, 2023

Dear Fellow Stockholder:

On behalf of the Board of Directors and our entire company, I invite you to attend MicroStrategy’s Annual Meeting of Stockholders on Wednesday, May 24, 2023, at 10:00 a.m., Eastern Daylight Time. This meeting will be held exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2023. This means there will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person.

I could not be more enthusiastic about the future for MicroStrategy, our partner organizations, our customers, and our employees. The global pandemic catalyzed a transformation within our organization—and today we have never been stronger and more focused on our corporate strategies: to grow our analytics software business and acquire and hold bitcoin. We will continue to vigorously pursue both strategies. I strongly believe we have the right team of leaders and contributors in place to deliver exceptional value to our customers and extraordinary opportunities for our stockholders.

Our Analytics Software Strategy

Industry leaders trust our platform to serve their businesses with agility and speed—navigating evolving market landscapes with confidence. This past year was the third consecutive year that we’ve seen increasing renewal rates as organizations consolidate legacy tools in favor of the MicroStrategy platform. In addition, growth stemming from annual subscription billings from our Cloud offering continued to yield impressive results year-over-year. Our ongoing investment in research and development has enabled customers to transform how they do business, deploying low-code/no-code personalized applications for myriad use cases, such as retail store management, bank branch operations, and healthcare solutions. We continued to see increased adoption of HyperIntelligence®, our innovative product that delivers answers directly onto websites and business applications. And our embedded analytics offering continued to expand, thanks to our rich library of APIs and our stellar reputation as a partner organization.

Looking forward, the company is well positioned for growth. We continue to focus on streamlining processes, growing our sales pipeline, and increasing revenues. Following a pandemic-driven hiatus, we are eager to engage potential customers at in-person events and conferences, specifically to highlight the advantages of our cloud offering. New customers are typically cloud-first organizations that can immediately reap the benefits of our managed service. Concurrently, more and more existing on-premises customers have been migrating to the cloud and expanding their MicroStrategy usage to new user groups and departments.

Our Bitcoin Strategy

In August of 2020, MicroStrategy officially adopted bitcoin as our primary treasury reserve asset as part of an innovative corporate treasury strategy. Since then, our commitment to bitcoin, and all that it represents, has not wavered. We have faced market volatility, but I am optimistic we are on the right path forward, and that regulators will inevitably reach the same conclusion we made in the summer of 2020: recognizing bitcoin as an open, secure protocol for an internet-native digital asset and a novel and much-needed addition to the financial ecosystem. To further educate the market, we will host our annual Bitcoin & Lightning for Corporations event this May, held alongside MicroStrategy World 2023 in Orlando, Florida. The in-person event is a dedicated opportunity for business leaders, financial executives, and technology innovators to hear directly from expert voices and experienced practitioners representing institutional-grade organizations.

In addition to acquiring and holding bitcoin, we are pleased with the early results of our Lightning R&D effort. That is why we decided to host a Lightning for Corporations track alongside Bitcoin for Corporations. Operating on top of the Bitcoin Network, the layer 2 Lightning Network is money-over-IP that offers a wide array of opportunities for product innovation and market disruption. It’s impressive what developers can now do with this technology, and it offers a clear solution to the primary criticism lobbied by bitcoin skeptics—that a slow transaction rate on the base chain makes it difficult to envision how billions of individuals could ultimately be served by this technology.

Our Board of Directors continues to play a critical role in efforts to drive sustainable growth and create value for our stockholders. Directors provide assistance and guidance in establishing and implementing our corporate strategies as well as independent oversight of our leadership, operations, and risk management. This high level of Board engagement provides a strong foundation for our success and maintaining the trust of our stockholders.

The accompanying Notice of Annual Meeting and Proxy Statement contain information about the proposals that will be presented at the Annual Meeting and on which you are asked to vote. Whether or not you plan to attend the meeting online, it is important that your shares be represented and voted at the meeting. I encourage you to read the materials carefully and vote promptly. We thank you for your ongoing confidence in MicroStrategy, and we look forward to your participation at the Annual Meeting.

Very truly yours,

Michael J. Saylor

Chairman of the Board & Executive Chairman

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Date:	Wednesday, May 24, 2023

Time:	10:00 a.m., Eastern Daylight Time (“EDT”)

Place:	Exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2023

Record Date:	March 27, 2023. Only stockholders of record at the close of business on the record date are entitled to receive notice of, and to attend and vote at, the Annual Meeting.

A list of registered stockholders as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of at least 10 days prior to the Annual Meeting. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at www.virtualshareholdermeeting.com/MSTR2023. To inspect the stockholder list before the Annual Meeting, stockholders can email our Investor Relations department at ir@microstrategy.com. You will need the 16-digit control number included on your Notice of Annual Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials.

Proxy Voting:

Your vote is important. Please vote your shares as soon as possible over the telephone, on the Internet, or by mail by completing, signing, dating, and returning your proxy card or voting instruction form. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option. We are requesting your vote as to the matters of business set forth below.

Matters of Business:

1.	elect six (6) directors for the next year;

2.	approve the MicroStrategy Incorporated 2023 Equity Incentive Plan;

3.	approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (say-on-pay);

4.	recommend, on an advisory, non-binding basis, holding future executive compensation advisory votes every three years, every two years or every year (say-on-frequency);

5.	ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

6.	transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

W. Ming Shao

Senior Executive Vice President, General Counsel and Secretary

Tysons Corner, Virginia

April 13, 2023

MICROSTRATEGY | 2023 Proxy Statement	i

Outstanding Equity Awards at 2022 Fiscal Year-end	35

Stock Vested in 2022	36

Potential Payments Upon Termination or Change in Control	36
Director Compensation	38
Equity Compensation Plan Information	41
Pay versus Performance	42
CEO Pay Ratio	46
AUDIT COMMITTEE REPORT	47
PROPOSAL 2—APPROVAL OF THE MICROSTRATEGY INCORPORATED 2023 EQUITY INCENTIVE PLAN	48
Introduction	48
New Plan Benefits	48

MicroStrategy Incorporated 2023 Equity Incentive Plan	49
Description of the 2023 Equity Plan	49

Shares Available, Share Counting and Limitations	49

Types of Awards	50

Incentive Stock Options and Non-statutory Stock Options	50

Restricted Stock and Restricted Stock Units	51

Stock Appreciation Rights	51

Other Stock-Based Awards and Cash-Based Awards	51

Performance Awards	51

Transferability of Awards	52

Eligibility to Receive Awards	52

Administration	52

Acceleration	52

Limitation on Repricing	53

Reorganization Events	53

Amendment of Award	53

Amendment or Termination	53

Clawback	53
Potential Costs, Dilution, and Burn Rate	53
Equity Compensation Plan Information	54
Federal Tax Consequences	54

Incentive Stock Options	54

Non-statutory Stock Options	55

Restricted Stock	55

Restricted Stock Units	56

Stock Appreciation Rights	56

Other Stock-Based / Cash-Based Awards	56

Tax Consequences to the Company	56
Certain Interests of Executive Officers and Directors	56
PROPOSAL 3—APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS (SAY-ON-PAY)	57
PROPOSAL 4—APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS (SAY-ON-FREQUENCY)	58
PROPOSAL 5—RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	59
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES	60

Fees and Services	60

Audit Committee Pre-approval Policies and Procedures	60
OTHER MATTERS	61
APPENDIX A—2023 EQUITY INCENTIVE PLAN	A-1

ii	MICROSTRATEGY | 2023 Proxy Statement

INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of MicroStrategy Incorporated (the “Company,” “MicroStrategy,” “we,” or “us”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2023 on Wednesday, May 24, 2023 at 10:00 a.m., EDT, and at any continuation, postponement or adjournment thereof. This proxy statement summarizes information needed to help you cast an informed vote at the Annual Meeting with respect to the proposals set forth in this proxy statement. We first made available this proxy statement, the Notice of Annual Meeting of Stockholders, and the proxy card on or about April 13, 2023, to all stockholders entitled to vote at the Annual Meeting. We intend to mail the Notice of Internet Availability of Proxy Materials on or about April 14, 2023, to all stockholders of record entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 24, 2023

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials on the Internet instead of mailing a printed copy of our proxy materials to all of our stockholders. Accordingly, we are sending a separate Notice of Internet Availability of Proxy Materials to our stockholders of record. All stockholders of record will have the ability to access the proxy materials and our annual report for the fiscal year ended December 31, 2022 (the “Annual Report”) on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed copy of the proxy materials and Annual Report. Instructions on how to access the proxy materials and Annual Report on the Internet or request a printed copy may be found in the Notice of Internet Availability of Proxy Materials.

To request a printed copy of our Annual Report, which we will provide to you free of charge, please write to our Investor Relations Department at 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182, Attention: Investor Relations.

Stockholders Entitled to Vote

If you owned our class A common stock, par value $0.001 per share (“Class A Stock”), or our class B common stock, par value $0.001 per share (“Class B Stock” and collectively with Class A Stock, the “Common Stock”), at the close of business on March 27, 2023 (the “record date”), you are entitled to vote at the Annual Meeting. On the record date, there were an aggregate of 10,974,626 shares of our Class A Stock and 1,964,025 shares of our Class B Stock outstanding and entitled to vote. Each share of Class A Stock entitles the record holder thereof to one (1) vote on each of the matters to be voted on at the Annual Meeting, and each share of Class B Stock entitles the record holder thereof to ten (10) votes on each of the matters to be voted on at the Annual Meeting.

Votes Required

The holders of shares of Common Stock representing a majority of the votes of the outstanding shares of stock entitled to be cast at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval, will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of Common Stock represented in person at the meeting.

The affirmative vote of a plurality of the votes cast by the holders of Common Stock voting on the matter is required for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast by the holders of Common Stock voting on the matter is required for (i) the approval of the MicroStrategy Incorporated 2023 Equity Incentive Plan (Proposal 2); (ii) the approval, on an advisory, non-binding basis, of the compensation of our named executive officers as disclosed in this proxy statement (Proposal 3); (iii) the recommendation, on an advisory, non-binding basis, of one of the three frequency options (every three years, every two years or every year) for holding future executive compensation advisory votes (Proposal 4) (if no frequency receives the foregoing vote, we will consider the frequency that received the highest number of votes cast to be the frequency recommended by stockholders); and (iv) the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 5).

All executed proxies will be voted in accordance with the stockholders’ instructions on the matters set forth in the accompanying Notice of Annual Meeting, and if no choice is specified, executed proxies will be voted in accordance with the Board’s recommendations on such matters as set forth in this proxy statement.

MICROSTRATEGY | 2023 Proxy Statement	1

Attending the Annual Meeting

As in recent years, we have determined to hold the Annual Meeting in virtual format only, with no physical in-person meeting. Stockholders of record as of the record date, or those that hold a valid proxy, may attend the Annual Meeting online at www.virtualshareholdermeeting.com/MSTR2023. You will need the 16-digit control number included on your Notice of Annual Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, financial institution, or other nominee, or other similar evidence of ownership. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

How to Submit Questions

Stockholders of record as of the record date may submit questions in advance of the Annual Meeting at www.proxyvote.com using the 16-digit control number included on your Notice of Annual Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. Questions must be received by 5:00 p.m., EDT, on May 22, 2023. Questions will not be accepted during the Annual Meeting. We will try to answer as many stockholder-submitted questions that comply with the meeting rules of conduct as time permits. However, we reserve the right to edit profanity or other inappropriate language and to exclude questions that are not pertinent to Annual Meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

How to Vote

You do not need to attend the Annual Meeting to vote your shares. You may vote by proxy over the telephone, on the Internet, or by mail, and your votes will be cast for you at the Annual Meeting. This process is described below.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may (i) vote online during the Annual Meeting or (ii) vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone, on the Internet, or by mail as instructed below to help ensure your vote is counted. You may still attend the Annual Meeting and vote during the meeting even if you have already voted by proxy; only your last vote before the close of voting will be counted.

During the Meeting:	To vote online during the Annual Meeting, visit www.virtualshareholdermeeting.com/MSTR2023 and vote by Internet as instructed. You will need the 16-digit control number included on your Notice of Annual Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials.

Phone:	To vote by telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the 16-digit control number included on your Notice of Annual Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m., EDT, on May 23, 2023, to be counted.

Internet:	To vote on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number included on your Notice of Annual Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m., EDT, on May 23, 2023, to be counted.

Proxy Card:	To vote by mail, simply complete, sign, and date the proxy card and return it promptly in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To request a printed copy of the proxy card, follow the instructions found in the Notice of Internet Availability of Proxy Materials. If we receive your signed proxy card by May 23, 2023, the designated proxy holders will vote your shares as you direct.

2	MICROSTRATEGY | 2023 Proxy Statement

Beneficial Owner: Shares Registered in the Name of Broker, Financial Institution, or Other Nominee

If as of the close of business on March 27, 2023, the record date, your shares were held not in your name, but rather in an account at a brokerage firm, financial institution, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card and voting instructions to help ensure that your vote is counted. Alternatively, you may vote over the telephone or on the Internet as instructed by your broker, financial institution, or other nominee, if applicable. To vote online during the Annual Meeting, you must obtain a valid proxy from your broker, financial institution, or other nominee. You will need the 16-digit control number included in your proxy card or the instructions that accompanied your proxy materials. Follow the instructions from your broker, financial institution, or other nominee included with these proxy materials, or contact your broker, financial institution, or other nominee to request a proxy.

List of Registered Stockholders

A list of registered stockholders as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of at least ten (10) days prior to the Annual Meeting. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at www.virtualshareholdermeeting.com/MSTR2023. To inspect the stockholder list before the Annual Meeting, stockholders can email our Investor Relations department at ir@microstrategy.com. You will need the 16-digit control number included on your Notice of Annual Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials.

The Effect of Not Casting Your Vote, Broker Non-votes and Abstentions

Stockholder of Record. If you do not cast your vote, no votes will be cast on your behalf on any of the matters of business at the Annual Meeting. If you withhold authority to vote for all nominees for Proposal 1 or abstain from voting on any of Proposals 2, 3, 4 or 5, then your shares will not be counted as votes in favor of any of the proposed nominees for Proposal 1 or as shares casting votes on Proposals 2, 3, 4 or 5 and accordingly will have no effect on the voting on such proposals.

Beneficial Owner. Proposals 1, 2, 3, and 4 are “non-discretionary” items. If you withhold authority to vote for all nominees for Proposal 1 or abstain from voting on any of Proposals 2, 3, or 4 and your shares are held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote your shares on such matter, then your shares will not be counted as votes in favor of any of the proposed nominees for Proposal 1 or in favor of such matter or shares voting on such matter for Proposals 2, 3 or 4. Accordingly, votes withheld and “broker non-votes” will have no effect on the voting on Proposal 1, and abstentions and “broker non-votes” will have no effect on the voting on Proposals 2, 3, and 4. Proposal 5 is a “discretionary” item, and your broker or nominee will be able to vote your shares with respect to Proposal 5, even if you have not given voting instructions to your broker or nominee.

Changing Your Vote and Revoking Your Proxy

Stockholder of Record. You may change your vote at any time prior to the taking of the vote at the Annual Meeting by (i) submitting a new vote over the telephone, on the Internet, or by a properly completed proxy card with a later date, (ii) delivering a written revocation or a subsequently dated proxy card to MicroStrategy’s General Counsel at 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182, or (iii) voting online during the Annual Meeting.

Beneficial Owner. You may change your vote at any time prior to the taking of the vote at the Annual Meeting by (i) submitting new voting instructions to your broker or nominee by following the instructions they provided or (ii) if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Annual Meeting online and voting during the meeting using a valid legal proxy.

MICROSTRATEGY | 2023 Proxy Statement	3

Costs of Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, our directors, officers, and employees, without additional remuneration, may solicit proxies by telephone and personal interviews, and we reserve the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names and, as required by law, we will reimburse them for their out-of-pocket expenses in this regard.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.

A number of brokers, financial institutions, and other nominees with account holders who are our stockholders will be householding our proxy materials. Under this practice, a single copy of the Notice of Internet Availability of Proxy Materials or other annual meeting materials will be delivered to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from us (if you are a stockholder of record) or from your broker, financial institution, or other nominee (if you are a beneficial owner) that we or they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other annual meeting materials or if you currently receive multiple copies and would like to request householding of your communications, please notify us or your broker, financial institution, or other nominee. You can submit your written request to us at MicroStrategy Incorporated, located at 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182, Attention: Investor Relations, or by calling 703-848-8600. We will promptly deliver, upon oral or written request, a separate copy of the Notice of Internet Availability of Proxy Materials or other annual meeting materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Stockholder Proposals

Proposals of stockholders intended to be presented at the 2024 Annual Meeting of Stockholders, including director nominations described below under the caption “Corporate Governance and the Board of Directors and its Committees—Director Candidates,” must be received by us at our principal offices, 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182 by December 16, 2023 for inclusion in the proxy materials for the 2024 Annual Meeting of Stockholders. MicroStrategy suggests that proponents submit their proposals by a nationally recognized overnight courier service, addressed to the General Counsel of the Company.

If a stockholder wishes to present a proposal before the 2024 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such stockholder must also give written notice to the General Counsel of the Company at the address noted above. The General Counsel must receive such notice by February 29, 2024 and, if a stockholder fails to provide such timely notice of a proposal to be presented at the 2024 Annual Meeting of Stockholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

In addition to the above, a stockholder intending to solicit proxies in support of director nominees other than the Company’s nominees in connection with the 2024 Annual Meeting of Stockholders must comply with the additional requirements of Rule 14a-19 under the Exchange Act, including sending notice, no later than March 25, 2024, setting forth the information required by Rule 14a-19(b) to the Company at the address set forth above.

4	MICROSTRATEGY | 2023 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of March 27, 2023, unless otherwise indicated, by:

•	each person who is known by us to beneficially own more than 5% of any class of our Common Stock;

•	each director or nominee for director;

•	each of our named executive officers as defined in Item 402(a)(3) of Regulation S-K; and

•	all directors and current executive officers as a group.

Except as otherwise indicated below, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares that they beneficially own, subject to any applicable community property laws. Percentages have been calculated based on 10,974,626 shares of Class A Stock and 1,964,025 shares of Class B Stock outstanding as of March 27, 2023. Any shares of Class A Stock subject to outstanding stock options that are currently exercisable or will become exercisable within 60 days after March 27, 2023, any shares of Class A Stock subject to outstanding restricted stock units (“RSUs”) that will vest within 60 days after March 27, 2023, and any shares of Class A Stock issuable upon conversion of Class B Stock are deemed outstanding for the purpose of calculating such director’s or officer’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Except as otherwise indicated, the address of each beneficial owner named below is in care of MicroStrategy Incorporated, 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182.

	Number of Shares and Percent of Class Owned(1)				Beneficial Ownership of Class A Stock (Shares)(1)	Beneficial Ownership of Class A Stock (% of Class)(1)	Total Voting Power (%)(1)
	Class A Stock		Class B Stock
Beneficial Owner	Shares	% of Class	Shares	% of Class
Named Executive Officers and Directors:
Michael J. Saylor(2)	445,740	3.9	1,961,668	99.9	2,407,408	18.1	64.7
Phong Q. Le(3)	110,458	1.0	—	—	110,458	1.0	*
Kevin L. Adkisson(4)	15,884	*	—	—	15,884	*	*
Andrew Kang(5)	5,000	*	—	—	5,000	*	*
Timothy E. Lang(6)(7)	17,882	*	—	—	17,882	*	*
W. Ming Shao(8)	34,816	*	—	—	34,816	*	*
Stephen X. Graham(9)	26,700	*	—	—	26,700	*	*
Jarrod M. Patten(10)	51,500	*	—	—	51,500	*	*
Leslie J. Rechan(11)	10,750	*	—	—	10,750	*	*
Carl J. Rickertsen(12)	9,000	*	—	—	9,000	*	*
5% Stockholders:
Capital International Investors(13)	1,539,148	14.0	—	—	1,539,148	14.0	5.0
The Vanguard Group, Inc.(14)	926,342	8.4	—	—	926,342	8.4	3.0
BlackRock, Inc.(15)	757,146	6.9	—	—	757,146	6.9	2.5
Jane Street Group, LLC (16)	679,116	6.2	—	—	679,116	6.2	2.2
Capital Ventures International(17)	606,545	5.5	—	—	606,545	5.5	2.0
All directors and current executive officers as a group (10 persons)(18)	727,730	6.2	1,961,668	99.9	2,689,398	19.8	65.0

*	Less than 1.0%.
(1)

The inclusion of any shares of Common Stock deemed owned or beneficially owned does not constitute an admission of beneficial ownership of those shares. The number of shares and percentage of class owned is calculated for the Class A Stock by treating any shares of Class A Stock subject to outstanding stock options that are currently exercisable or will become exercisable within 60 days after March 27, 2023, and any shares of Class A

MICROSTRATEGY | 2023 Proxy Statement	5

Stock subject to outstanding RSUs that will vest within 60 days after March 27, 2023 held by each applicable person as outstanding for the purpose of calculating such applicable person’s ownership and percentage ownership of Class A Stock, but shares subject to outstanding stock options and outstanding RSUs are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The number of shares and percentage of class owned for the Class B Stock reflect only outstanding shares of Class B Stock as there are no outstanding rights to acquire Class B Stock, and accordingly the amounts and percentages of Class B Stock reported as owned are also the amounts and percentages of Class B Stock that are beneficially owned. The number of shares beneficially owned and the beneficial ownership percentage of Class A Stock is calculated on the same basis as the number and percentage of Class A Stock owned, except that the amounts beneficially owned for each applicable person also include any shares of Class A Stock issuable upon conversion of Class B Stock owned by such person, and for the purpose of calculating each applicable person’s beneficial ownership percentage, such shares of Class A Stock issuable upon conversion of Class B Stock are deemed outstanding for purposes of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage of total voting power is calculated by treating the shares of our Class A Stock and Class B Stock together as a single class. Shares of Class A Stock generally have the same rights, including rights to dividends, as shares of Class B Stock, except that shares of Class A Stock have one vote per share while shares of Class B Stock have ten votes per share. Each share of Class B Stock is convertible at any time, at the option of the holder, into one share of Class A Stock.
(2)

Mr. Saylor’s holdings of Common Stock consist of (i) an option exercisable on or within 60 days after March 27, 2023 to purchase 400,000 shares of Class A Stock, (ii) 1,961,668 shares of Class B Stock owned by Alcantara LLC, which is wholly owned by Mr. Saylor, and (iii) 45,740 shares of Class A Stock held by a charitable foundation for which Mr. Saylor serves as the sole trustee and as to which he disclaims beneficial ownership.

(3)

Mr. Le’s holdings of Common Stock consist of (i) 458 shares of Class A Stock held by Mr. Le directly and (ii) options exercisable on or within 60 days after March 27, 2023 to purchase 110,000 shares of Class A Stock.

(4)

Mr. Adkisson’s holdings of Common Stock consist of (i) 259 shares of Class A Stock held by Mr. Adkisson directly and (ii) options exercisable on or within 60 days after March 27, 2023 to purchase 15,625 shares of Class A Stock.

(5)

Mr. Kang’s holdings of Common Stock consist of (i) options exercisable on or within 60 days after March 27, 2023 to purchase 3,750 shares of Class A Stock and (ii) RSUs that will vest on or within 60 days after March 27, 2023 with respect to 1,250 shares of Class A Stock.

(6)

Mr. Lang’s holdings of Common Stock consist of (i) 2,882 shares of Class A Stock held by Mr. Lang directly and (ii) options exercisable on or within 60 days after March 27, 2023 to purchase 15,000 shares of Class A Stock.

(7)	Mr. Lang resigned as Senior Executive Vice President & Chief Technology Officer effective as of April 14, 2023.
(8)

Mr. Shao’s holdings of Common Stock consist of (i) 316 shares of Class A Stock held by Mr. Shao directly and (ii) options exercisable on or within 60 days after March 27, 2023 to purchase 34,500 shares of Class A Stock.

(9)

Mr. Graham’s holdings of Common Stock consist of (i) 200 shares of Class A Stock held by Mr. Graham directly and (ii) options exercisable on or within 60 days after March 27, 2023 to purchase 26,500 shares of Class A Stock.

(10)	Mr. Patten’s holdings of Common Stock consist of options exercisable on or within 60 days after March 27, 2023 to purchase 51,500 shares of Class A Stock.
(11)

Mr. Rechan’s holdings of Common Stock consist of (i) 2,000 shares of Class A Stock held by Mr. Rechan directly and (ii) options exercisable on or within 60 days after March 27, 2023 to purchase 8,750 shares of Class A Stock.

(12)

Mr. Rickertsen’s holdings of Common Stock consist of (i) 4,000 shares of Class A Stock held by Mr. Rickertsen directly and (ii) options exercisable on or within 60 days after March 27, 2023 to purchase 5,000 shares of Class A Stock.

(13)

The number of shares beneficially owned (and other information in this footnote) is as of December 30, 2022, based on a Schedule 13G/A filed on February 13, 2023, with the SEC by Capital International Investors. Capital International Investors beneficially owns 1,539,148 shares of Class A Stock and has sole voting power with respect to all of these shares and sole dispositive power with respect to all of these shares. The address for Capital International Investors is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.

(14)

The number of shares beneficially owned (and other information in this footnote) is as of December 30, 2022, based on a Schedule 13G/A filed on February 9, 2023, with the SEC by The Vanguard Group, Inc. The Vanguard Group, Inc. beneficially owns 926,342 shares of Class A Stock and has sole dispositive power with respect to 905,164 of these shares, shared voting power with respect to 12,019 of these shares, and shared dispositive power with respect to 21,178 of these shares. The address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(15)

The number of shares beneficially owned (and other information in this footnote) is as of December 31, 2022, based on a Schedule 13G/A filed on February 3, 2023, with the SEC by BlackRock, Inc. BlackRock, Inc. beneficially owns 757,146 shares of Class A Stock and has sole voting power with respect to 742,546 of these shares and sole dispositive power with respect to 757,146 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(16)

The number of shares beneficially owned (and other information in this footnote) is as of December 31, 2022, based on a Schedule 13G filed on February 14, 2023, with the SEC by Jane Street Group, LLC (“JSG”), Jane Street Capital, LLC (“JSC”), Jane Street Global Trading, LLC (“JSGT”), and Jane Street Options, LLC (“JSO” and, collectively with JSG, JSC and JSGT, the “Jane Street Persons”) with respect to shares of Class A Stock owned by JSG. JSG beneficially owns 679,116 shares of Class A Stock and has shared voting and dispositive power with respect to all of these shares. JSC may be deemed to beneficially own 679,116 shares of Class A Stock and have shared voting and shared dispositive power with respect to 4,940 shares. JSGT may be deemed to beneficially own 679,116 shares of Class A Stock and have shared voting and shared dispositive power with respect to 8,182 shares. JSO may be deemed to beneficially own 679,116 shares of Class A Stock and have shared voting and shared dispositive power with respect to 665,994 shares. The address for each of the Jane Street Persons is 250 Vesey Street, 6th Floor, New York, NY 10281.

(17)

The number of shares beneficially owned (and other information in this footnote) is as of December 31, 2022, based on a Schedule 13G filed on February 14, 2023, with the SEC by Capital Ventures International (“CVI”), Susquehanna Advisors Group, Inc. (“SAG”), G1 Execution Services, LLC (“G1”), Susquehanna Investment Group (“SIG”), and Susquehanna Securities, LLC (“SS”). G1, SIG, and SS are affiliated independent broker-dealers which, together with CVI and SAG, may be deemed a group. SAG is the investment manager to CVI. CVI beneficially owns 606,545 shares of Class A Stock and has sole voting and dispositive power with respect to 17,449 of these shares, and has shared voting and dispositive power with respect to 606,545 shares. SAG may be deemed to beneficially own 606,545 shares of Class A Stock and have shared voting and dispositive power with respect to all of the shares. G1 may be deemed to beneficially own 606,545 shares of Class A Stock, have sole voting and dispositive power with respect to 316 shares of Class A Stock, and have shared voting and dispositive power with respect to 606,545 shares of Class A Stock. SIG may be deemed to beneficially own 606,545 shares of Class A Stock, have sole voting and dispositive power with respect to 48,700 shares of Class A Stock, and have shared voting and dispositive power with respect to 606,545 shares of Class A Stock. The number of shares reported as beneficially owned by SIG consists of options to buy 48,700 shares. SS may be deemed to beneficially own 606,545 shares of Class A Stock, have sole voting and dispositive

6	MICROSTRATEGY | 2023 Proxy Statement

power with respect to 540,080 shares of Class A Stock, and have shared voting and dispositive power with respect to 606,545 shares of Class A Stock. The number of shares reported as beneficially owned by SS includes options to buy 536,300 shares. The address for CVI is P.O. Box 897, Windward 1, Regatta Office Park, West Bay Road, Grand Cayman, KY1-1103, Cayman Islands. The address for G1 is 175 W. Jackson Blvd., Suite 1700, Chicago, IL 60604. The address for SAG, SIG, and SS is 401 E. City Avenue, Suite 220, Bala Cynwyd, PA 19004.
(18)

Shares of Common Stock held by the directors and current executive officers as a group consist of (i) 55,855 shares of Class A Stock, (ii) options exercisable on or within 60 days after March 27, 2023 to purchase an aggregate of 670,625 shares of Class A Stock, (iii) RSUs that will vest on or within 60 days after March 27, 2023 with respect to 1,250 shares of Class A Stock and (iv) 1,961,668 shares of Class B Stock, which are convertible into the same number of shares of Class A Stock at any time at the option of the holder.

MICROSTRATEGY | 2023 Proxy Statement	7

EXECUTIVE OFFICERS OF THE COMPANY

Our executive officers and their ages and positions as of April 13, 2023, are as follows:

Name	Age	Title
Michael J. Saylor	58	Chairman of the Board & Executive Chairman
Phong Q. Le	46	President & Chief Executive Officer
Kevin L. Adkisson	50	Senior Executive Vice President and Chief Revenue Officer
Andrew Kang	46	Senior Executive Vice President and Chief Financial Officer
Timothy E. Lang(1)	50	Senior Executive Vice President & Chief Technology Officer
W. Ming Shao	54	Senior Executive Vice President, General Counsel & Secretary

(1)	Mr. Lang resigned as Senior Executive Vice President & Chief Technology Officer effective as of April 14, 2023.

Set forth below is certain information regarding the professional experience of each of the above-named persons. There are no family relationships among any of our executive officers or directors.

Michael J. Saylor has served as Chairman of the Board and Executive Chairman since August 2022 and previously served as Chairman of the Board and Chief Executive Officer from November 1989, when he founded MicroStrategy, to August 2022. Mr. Saylor also previously served as President from November 1989 to November 2000, from January 2005 to October 2012, and from January 2016 to July 2020. Prior to that, Mr. Saylor was employed by E.I. du Pont de Nemours & Company as a venture manager from 1988 to 1989 and by Federal Group, Inc. as a consultant from 1987 to 1988. Mr. Saylor received an S.B. in Aeronautics and Astronautics and an S.B. in Science, Technology, and Society from the Massachusetts Institute of Technology.

Phong Q. Le has served as a member of the Board and as President & Chief Executive Officer since August 2022 and previously served as President from May 2022 to August 2022, President & Chief Financial Officer from July 2020 to May 2022, Senior Executive Vice President, Chief Operating Officer & Chief Financial Officer from April 2020 to July 2020, Senior Executive Vice President & Chief Operating Officer from November 2019 to April 2020, Senior Executive Vice President, Chief Operating Officer, Chief Financial Officer & Treasurer from June 2018 to November 2019, and Senior Executive Vice President, Chief Financial Officer & Treasurer from August 2015 to June 2018. Prior to joining MicroStrategy, Mr. Le served as the chief financial officer of XO Communications, a privately-held telecommunications company, from August 2014 to August 2015. From March 2010 to August 2014, Mr. Le held senior positions at NII Holdings, a Nasdaq-listed telecommunications company, including vice president of financial planning and analysis, vice president of strategy and business operations, and vice president of strategic finance. Prior to that, Mr. Le worked in the consulting practice at Deloitte from 1998 to 2010, where he held various positions, including senior manager. Mr. Le holds a B.S. in Biomedical and Chemical Engineering from The Johns Hopkins University and an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology.

Kevin L. Adkisson has served as Senior Executive Vice President & Chief Revenue Officer since January 2022 and has previously served in various senior sales positions since joining MicroStrategy in October 2016, including Executive Vice President, North America Sales; Vice President and General Manager, North America Sales, Central; and Sales Director. Prior to joining MicroStrategy, Mr. Adkisson served as Senior Vice President, Global Sales at Conduit Global, a provider of Cloud Contact Center as a Service (CCaaS) and Business Process Outsourcing (BPO) solutions, from May 2014 to September 2016; as Senior Vice President, Global Sales at Kognitio, an in-memory analytical software platform provider, from June 2012 to May 2014; and as Partner and Vice President of Sales at Crown Partners, a provider of end-to-end digital marketing solutions, from December 2004 to June 2012. Mr. Adkisson also served in various sales roles at several technology companies from 1994 to 2004. Mr. Adkisson received a B.A. in English and Computer Applications from the University of Notre Dame.

Andrew Kang has served as Senior Executive Vice President & Chief Financial Officer since May 2022. Prior to joining MicroStrategy, Mr. Kang served as Executive Vice President and Chief Financial Officer of Greensky, Inc., a publicly listed financial technology firm specializing in point-of-sale consumer financing from September 2020 until it was acquired by Goldman Sachs in April 2022. Mr. Kang has over 20 years of experience in accounting, treasury, capital markets, asset liability management, financial planning and analysis, and investor relations. Prior to Greensky, Mr. Kang served as Corporate Treasurer for Santander Holdings USA, the U.S. subsidiary of Banco Santander S.A., from April 2018 to September

8	MICROSTRATEGY | 2023 Proxy Statement

2020, where he oversaw liquidity, balance sheet and capital management for the $150 billion bank holding company. Mr. Kang has served as Corporate Treasurer at Santander Consumer USA, and Exeter Finance and has held leadership positions at HSBC and Capital One. Mr. Kang also currently serves on the Board of Trustees at The Schenck School, one of the national’s oldest and most highly regarded independent elementary schools for dyslexic students in the U.S. Mr. Kang received a B.A. in Biology and post-baccalaureate certification in Accounting, both from the University of Virginia.

Timothy E. Lang resigned as Senior Executive Vice President & Chief Technology Officer effective as of April 14, 2023. Following such resignation, he will serve in a non-executive employee advisory role through June 30, 2023, after which date he will cease to be employed by MicroStrategy. Mr. Lang has served as Senior Executive Vice President & Chief Technology Officer since November 2014 and previously served as Senior Vice President, Analytics, a position he had held since September 2014. Prior to joining MicroStrategy, Mr. Lang served as the chief product officer for Talemetry Inc., a leading provider of talent generation SaaS solutions, from September 2010 to September 2014 and as vice president, product for SAP SE from January 2008 to September 2010. Prior to that, Mr. Lang held positions at SAP BusinessObjects and Crystal Decisions. Mr. Lang received a B.Soc.Sci. in Information Management from the University of Melbourne.

W. Ming Shao has served as Senior Executive Vice President, General Counsel & Secretary since December 2014 and has previously served in other senior positions, including Executive Vice President & General Counsel, Senior Vice President & General Counsel, and Senior Vice President & Deputy General Counsel, since joining MicroStrategy in February 2000. Prior to that, Mr. Shao was a lawyer practicing at the global law firm Hogan & Hartson L.L.P. (now Hogan Lovells US LLP). Mr. Shao received an A.B. in Government from Cornell University and a J.D. from Harvard Law School.

MICROSTRATEGY | 2023 Proxy Statement	9

PROPOSAL 1—ELECTION OF DIRECTORS

The Board proposes the election of the persons listed below as directors of the Company. Each current director of the Company has been nominated for re-election. The persons named in the proxy card will vote to elect as directors the six nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board. Each director will be elected to hold office until the next annual meeting of stockholders and until the election and qualification of his successor or his earlier death, resignation, or removal. The Board may elect additional directors in the future in accordance with the Company’s Amended and Restated By-laws.

Nominees

Set forth below, for each nominee, is his name, age, position with the Company, principal occupation and business experience during at least the past five years, the year of commencement of his term as a director of the Company, and the names of other public companies in which he currently holds directorships or has held directorships during at least the past five years, as applicable. We have also presented information below regarding each nominee’s specific experience, qualifications, attributes, and skills that led our Board to conclude that he should serve as a director.

Michael J. Saylor Chairman of the Board & Executive Chairman Age: 58 Director since: 1989 Board Committees: None

Mr. Saylor has served as Chairman of the Board and Executive Chairman since August 2022 and previously served as Chairman of the Board and Chief Executive Officer from November 1989, when he founded MicroStrategy, to August 2022. Mr. Saylor also previously served as President from November 1989 to November 2000, from January 2005 to October 2012, and from January 2016 to July 2020. Prior to that, Mr. Saylor was employed by E.I. du Pont de Nemours & Company as a venture manager from 1988 to 1989 and by Federal Group, Inc. as a consultant from 1987 to 1988. Mr. Saylor received an S.B. in Aeronautics and Astronautics and an S.B. in Science, Technology, and Society from the Massachusetts Institute of Technology.

Qualifications: We believe that Mr. Saylor is well-suited to serve on our Board due to his position as our Executive Chairman and his more than 30 years with the Company, including as its founder. In addition to his leadership expertise, Mr. Saylor is regarded as a technology visionary and bitcoin thought leader, and he has deep knowledge of the Company’s history, strategy, technology, and culture, as well as unique insight into the Company’s product development, marketing, finance, and operations.

10	MICROSTRATEGY | 2023 Proxy Statement

Phong Le Chief Executive Officer Age: 46 Director since: 2022 Board Committees: None

Mr. Le has served as a member of the Board and as President & Chief Executive Officer since August 2022 and previously served as President from May 2022 to August 2022, President & Chief Financial Officer from July 2020 to May 2022, Senior Executive Vice President, Chief Operating Officer & Chief Financial Officer from April 2020 to July 2020, Senior Executive Vice President & Chief Operating Officer from November 2019 to April 2020, Senior Executive Vice President, Chief Operating Officer, Chief Financial Officer & Treasurer from June 2018 to November 2019, and Senior Executive Vice President, Chief Financial Officer & Treasurer from August 2015 to June 2018. Prior to joining MicroStrategy, Mr. Le served as the chief financial officer of XO Communications, a privately-held telecommunications company, from August 2014 to August 2015. From March 2010 to August 2014, Mr. Le held senior positions at NII Holdings, a Nasdaq-listed telecommunications company, including vice president of financial planning and analysis, vice president of strategy and business operations, and vice president of strategic finance. Prior to that, Mr. Le worked in the consulting practice at Deloitte from 1998 to 2010, where he held various positions, including senior manager. Mr. Le holds a B.S. in Biomedical and Chemical Engineering from The Johns Hopkins University and an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology.

Qualifications: We believe that Mr. Le is well-suited to serve on our Board due to his position as our Chief Executive Officer, his more than seven years with the Company, and his outside executive experience.

Stephen X. Graham Independent Director Age: 70 Director since: 2014 Board Committees: Audit (Chair)

Mr. Graham has been a member of the Board since April 2014. Mr. Graham is currently president of CrossHill Financial Group, Inc., a private merchant bank and advisory firm that he founded in 1988, and has been a general partner of CrossHill Georgetown Capital, L.P. since 2000 and CrossHill Debt II, L.P. since 2004 and a manager of CrossHill Georgetown Management, LLC since 2000. Mr. Graham also served as chairman of the board of directors from 2009 until December 2022, and as chief executive officer from 2014 until December 2022, of Meteor Affinity, Inc., a marketing and advertising company, which operated the Official NASCAR Members Club and which served as a portfolio company of CrossHill Debt II, L.P. Meteor was voluntarily dissolved on December 15, 2022. Prior to that, Mr. Graham was a principal with Kidder, Peabody & Co. and held positions with Merrill Lynch & Co. and Arthur Young & Co. (which later became part of Ernst & Young LLP). Mr. Graham was a member of the board of directors of TNS, Inc., a former New York Stock Exchange-listed global data communications and interoperability solutions company, from 2003 until the company’s acquisition by Siris Capital Group, LLC in 2013. While a member of the board of directors of TNS, Inc., Mr. Graham served as chairman of the audit committee from 2003 to 2013 and as chairman of the board of directors from 2012 to 2013. Mr. Graham also served as a member of the board of directors of Speedus Corp. from 2009 to 2011. Mr. Graham also previously served from 1995 to 2001 as a member of the board of directors of Credit Management Solutions, Inc., a former Nasdaq-listed credit processing software company, and several private companies. Mr. Graham received a B.S.B.A. from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business.

Qualifications: We believe that Mr. Graham is well-suited to serve on our Board due to his substantial executive experience and his experience as an outside director and audit committee member, which provides the Board with important perspectives on financial matters.

MICROSTRATEGY | 2023 Proxy Statement	11

Jarrod M. Patten Independent Director Age: 51 Director since: 2004 Board Committees: Audit, Compensation

Mr. Patten has been a member of the Board since November 2004. Mr. Patten founded RRG, a global real estate consulting and advisory firm, and has served as the firm’s president and chief executive officer since its inception in 1996. RRG is an international consulting firm specializing in the development and implementation of enterprise-wide audit and cost control strategies that heighten operational controls, lower operating costs, increase transparency, and extend cost accountability for RRG’s geographically diverse client base. Mr. Patten received a B.S. in Biology and a B.A. in Biological Anthropology and Anatomy from the Trinity College of Arts and Sciences at Duke University.

Qualifications: We believe that Mr. Patten is well-suited to serve on our Board due to his leadership and management expertise as a chief executive officer, his international business, finance, and corporate compliance experience, and his extensive knowledge of cost and operational controls.

Leslie J. Rechan Independent Director Age: 61 Director since: 2018 Board Committees: Compensation

Mr. Rechan has been a member of the Board since March 2018. Mr. Rechan founded Rechan Consulting Group LLC, a CXO services firm, and has served as the firm’s chief executive officer since its inception in February 2022. Mr. Rechan has also served as chief growth officer since February 2022 and as a board advisor since January 2017 at JASCI Software, a privately-held next generation warehouse management system company. Mr. Rechan also served as a board advisor and board member at Cognitive Scale, a trusted AI development platform company, from October 2014 through December 2022. Mr. Rechan served as chief operating officer of PROS Holdings, Inc., a publicly-traded cloud software company, from May 2020 to February 2022. From September 2017 to May 2020, Mr. Rechan served as president and chief executive officer and a director of Solace Corp., a privately-held smart data movement solutions company. Prior to that, Mr. Rechan served as president and chief executive officer and a director of Halogen Software, a cloud-based talent management software provider, from May 2015 to May 2017. Previously, he served as general manager from November 2011 to April 2014 and as vice president, sales, solutions, and services from February 2008 to October 2011 of IBM Business Analytics, a software group at IBM Corp. He also served as chief operating officer of Cognos Inc. from 2006 to 2008. Prior to Cognos, Mr. Rechan worked at Siebel Systems, Inc. and then Oracle Corporation upon its acquisition of Siebel Systems in 2006. From March 2006 to May 2006, Mr. Rechan served as senior vice president and global general manager, CRM strategy at Oracle. From 2004 to 2006, Mr. Rechan served as senior vice president and general manager of Americas sales of Siebel Systems and served in the same capacity for the global manufacturing and distribution industries business unit of Siebel Systems. Mr. Rechan served as senior vice president and general manager of North American worldwide field operations of Cadence Design Systems Inc. from 2003 to 2004. He served as president and chief operating officer of Onyx Software Corp. from 2001 to 2002. Prior to 2001, Mr. Rechan held several leadership positions at IBM across field sales, systems engineering, services, solutions, development, and general management in North America, Europe, and Asia Pacific. From May 2015 to May 2020, Mr. Rechan served on the board of directors and audit committee of PROS Holdings, Inc. Mr. Rechan received a B.S. in Electrical Engineering and a B.A. in Organizational Behavior from Brown University and an M.A. in Management from Northwestern University.

Qualifications: We believe that Mr. Rechan is well-suited to serve on our Board due to his expertise in corporate strategy and development in the enterprise software sector and his extensive experience in international operations, sales, and services.

12	MICROSTRATEGY | 2023 Proxy Statement

Carl J. Rickertsen Independent Director Age: 63 Director since: 2002 Board Committees: Compensation (Chair), Audit

Mr. Rickertsen has been a member of the Board since October 2002. Mr. Rickertsen is currently managing partner of Pine Creek Partners LLC and Iris Partners LLC, each a private equity investment firm, positions he has held since January 2004. From January 1998 to January 2004, Mr. Rickertsen was chief operating officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a managing partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen has served as a member of the boards of directors and audit committees of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., each of which is a closed-end management investment company, since 2011 and 2013, respectively. He has also served as a member of the board of directors and audit and compensation committees of Berry Global Inc., a global manufacturer and marketer of value-added plastic consumer packaging and engineered materials, since January 2013. He has also served as a member of the board of directors of Hut 8 Mining Corp., a digital asset mining company, since December 2021. From April 2012 to October 2016, Mr. Rickertsen was a member of the board of directors and compensation committee of Noranda Aluminum Holding Corporation, an integrated producer of value-added primary aluminum products and rolled aluminum coils. From April 2003 to January 2010, Mr. Rickertsen was a member of the board of directors and audit committee of Convera Corporation, a publicly-traded search-engine software company. From March 2004 to September 2008, Mr. Rickertsen was a member of the board of directors and compensation committee of UAP Holding Corp., a distributor of farm and agricultural products. Mr. Rickertsen received a B.S. from Stanford University and an M.B.A. from Harvard Business School.

Qualifications: We believe that Mr. Rickertsen is well-suited to serve on our Board due to his finance and capital markets experience across various industries and his experience as an outside director of several public companies, which provides the Board with important perspectives on corporate governance matters.

The Board Recommends a Vote “FOR” Each of the Nominees Named Herein for Election as Director.	✔

MICROSTRATEGY | 2023 Proxy Statement	13

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS AND ITS COMMITTEES

Related Person Transactions Policy and Related Person Transactions

We have adopted a formal written policy and procedure for the review, approval, and ratification of related person transactions, as defined under the rules and regulations promulgated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The policy covers any transaction in which we were or are to be a participant, the amount involved exceeds $120,000, and any related person had or will have a direct or indirect material interest. For purposes of the policy, a related person is defined to be any of the following: (i) a director, director nominee, or executive officer of the Company since the beginning of the Company’s last fiscal year; (ii) a beneficial owner of more than 5% of any class of the Company’s voting securities; (iii) a member of a foregoing person’s immediate family; and (iv) any entity in which one or more of the foregoing persons, individually or in the aggregate, has or had a greater than 10% ownership interest. The policy generally requires any proposed related person transaction to be reported to our General Counsel and reviewed and approved by the Audit Committee of the Board (the “Audit Committee”) prior to effectiveness or consummation of the transaction, whenever practical. If the General Counsel determines that advance approval of a related person transaction is not practical under the circumstances, the Audit Committee must review the transaction and, in its discretion, may ratify the related person transaction at its next meeting. For transactions arising between meetings of the Audit Committee, the Chair of the Audit Committee can approve the transaction, subject to ratification by the Audit Committee at its next meeting. If the General Counsel first learns of a related person transaction after such transaction has already taken place, the Audit Committee must review the transaction and, in its discretion, may ratify the related person transaction at its next meeting. Related person transactions involving compensation of executive officers must be reviewed and approved in accordance with the Company’s then-existing executive compensation policies or procedures as approved by the Board or an independent committee thereof.

The Audit Committee may approve or ratify a related person transaction only if the Audit Committee determines that, under the circumstances, the transaction is in our best interests. The Audit Committee may impose conditions on the related person transaction as it deems appropriate. In making such determination, the Audit Committee reviews and considers the following, among other factors:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of business;

•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing in nature is reviewed by the Audit Committee annually.

In addition to the procedures set forth in the policy, we have multiple processes for reporting conflicts of interest, including related person transactions, to the Audit Committee. Under our Code of Conduct, all employees are required to report any transaction, relationship, or other circumstance that constitutes a conflict of interest for such employee to the General Counsel or to the Audit Committee, as appropriate. We also annually distribute questionnaires to our executive officers and members of the Board requesting certain information regarding, among other things, their immediate family members, employment, and beneficial ownership interests, which information is then reviewed for any conflict of interest under the Code of Conduct and for any related person transaction under the policy.

As previously disclosed, in June 2021, the Company determined not to renew its directors’ and officers’ (“D&O”) liability insurance due to the Company’s inability to obtain acceptable terms due to market trends toward higher premiums and the novelty of the Company’s bitcoin acquisition strategy. Instead, Mr. Saylor agreed with the Company to personally provide

14	MICROSTRATEGY | 2023 Proxy Statement

coverage substantially equivalent to such a policy for up to a one-year period by entering into an indemnification agreement with the Company (the “Original Agreement”). Pursuant to the Original Agreement, the Company paid Mr. Saylor a fee of $388,945 for the initial 90-day term. During the third and fourth quarters of 2021 and the first quarter of 2022, pursuant to the terms of the Original Agreement, the Company elected to extend the term of the Original Agreement for additional 90-day periods and paid Mr. Saylor $388,945 for each such extension.

On June 12, 2022, Mr. Saylor and the Company entered into a renewed indemnification agreement (the “Renewed Agreement”) for an initial term of 90 days, which became effective upon the expiration of the final 90-day extension of the Original Agreement. In return, the Company paid Mr. Saylor a one-time fee of $388,945 for the initial 90-day term (the “Renewal Payment”).

On June 24, 2022, the Company bound D&O liability insurance policies (the “Initial Commercial Policies”) with several third-party carriers for $30 million in coverage. Concurrently, Mr. Saylor and the Company also entered into (i) an indemnification agreement (the “Excess Agreement”) for Mr. Saylor to provide $10 million in excess indemnity coverage payable only after the exhaustion of the Initial Commercial Policies, and (ii) an indemnification agreement (the “Tail Agreement”) for Mr. Saylor to provide $40 million in indemnity coverage for claims made at any time based on actions or omissions occurring prior to the inception date of the Initial Commercial Policies. The Company paid Mr. Saylor $600,000 for a one-year term under the Excess Agreement, and $150,000 for a 90-day term under the Tail Agreement. At the option of the Company, the Company may elect to extend the term under the Tail Agreement for up to a total of twenty-three additional 90-day periods, for $150,000 per additional 90-day term. In connection with the execution of the Initial Commercial Policies and the release of his obligations under the Renewed Agreement, Mr. Saylor refunded the Company $337,086, which is the pro rata portion of the Renewal Payment attributable to the period from the date of the Initial Commercial Policies through the end of the original term of the Renewed Agreement.

On August 30, 2022, the Company bound additional D&O liability insurance policies (the “Excess Commercial Policies”) with third-party carriers for $10 million in excess coverage payable only after the exhaustion of the Initial Commercial Policies. Effective as of the same date, the Company and Mr. Saylor executed an amendment (the “Amendment”) to the Excess Agreement to limit Mr. Saylor’s obligation to provide indemnification under the Excess Agreement to claims made during the term of the Excess Agreement which arise from wrongful acts occurring upon or after the commencement of the Excess Agreement but prior to the effective date of the Amendment. In connection with the Amendment, Mr. Saylor refunded $489,863 to the Company, representing the pro rata portion of the $600,000 originally paid by the Company to Mr. Saylor under the Excess Agreement attributable to the period from the date of the Amendment through the end of the original term of the Excess Agreement. During the third and fourth quarters of 2022 and the first quarter of 2023, pursuant to the terms of the Tail Agreement, the Company elected to extend the term of the Tail Agreement for additional 90-day periods and paid Mr. Saylor $150,000 for each such extension.

Under the Excess Agreement and Tail Agreement, Mr. Saylor will provide, during the term of each agreement, from his personal funds, indemnity coverage to the Company for the benefit of the D&Os of the Company and its subsidiaries in the event such coverage is not provided by the Initial Commercial Policies, the Excess Commercial Policies or indemnifiable by the Company. The Excess Agreement and the Tail Agreement expressly supersede the Original Agreement and the Renewed Agreement.

Except as may be the case with respect to the indemnification arrangements discussed in the preceding paragraphs and as may otherwise be disclosed in “Executive and Director Compensation—Executive Officer Compensation” or “Executive and Director Compensation—Director Compensation,” there have been no related person transactions required to be reported pursuant to rules or regulations promulgated by the Exchange Act since the beginning of 2022.

Board of Directors

Our Board is currently comprised of Messrs. Saylor, Le, Graham, Patten, Rechan, and Rickertsen. During 2022, the Board met nine times and acted by unanimous written consent six times. During 2022, (i) Mr. Saylor attended six of the nine meetings of the Board (the three meetings which Mr. Saylor did not attend related to the Company’s indemnification arrangements with Mr. Saylor and Mr. Saylor recused himself from those meetings—see “Related Person Transactions Policy and Related Person Transactions”), (ii) Mr. Le attended all four meetings of the Board following his election to the Board, and (iii) all other Board members attended all the meetings of the Board. The Board has determined that each of the Company’s non-employee directors is an independent director as defined in Rule 5605(a)(2) of the Nasdaq Stock Market,

MICROSTRATEGY | 2023 Proxy Statement	15

Inc. (“Nasdaq”) Marketplace Rules. Neither Mr. Saylor nor Mr. Le is an independent director under Rule 5605(a)(2) because they are our Executive Chairman and Chief Executive Officer (“CEO”), respectively. Independent directors collectively constituted during 2022, currently constitute, and following the Annual Meeting will constitute a majority of the Board.

The independent members of the Board regularly meet in executive sessions without any employee director or other members of management in attendance.

The Company’s certificate of incorporation and by-laws require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law. As discussed above, in 2021, the Company determined not to renew its directors’ and officers’ liability insurance policy due to the Company’s inability to obtain acceptable terms due to market trends toward higher premiums and the novelty of the Company’s bitcoin acquisition strategy. Instead, Mr. Saylor agreed with the Company to personally provide coverage substantially equivalent to such a policy for up to a one-year period, and the other members of the Board were third-party beneficiaries thereof. As further discussed above, in 2022, the Company entered into additional agreements with Mr. Saylor, who continued to personally provide coverage substantially equivalent to a directors’ and officers’ liability insurance policy to the extent the Company had not obtained replacement liability insurance policies at the desired level of coverage. In order to assess the independence of its non-employee directors, the Board considered the indemnification agreements that the Company entered into with Mr. Saylor relating to the indemnification of directors and officers. The Board concluded that because such arrangements are governed by binding agreements with the Company as to which Mr. Saylor does not have unilateral discretion to perform, and because they are intended to replace an ordinary course insurance policy, those agreements would not impair the independent judgment of the other non-employee members of the Board.

Controlled Company

We are a “controlled company” as defined in Rule 5615(c)(1) of the Nasdaq Marketplace Rules because more than 50% of the voting power of the Company is controlled by our Chairman of the Board & Executive Chairman, Michael J. Saylor.

Because we qualify as a controlled company, we are not required to have a majority of our Board be comprised of independent directors. Additionally, our Board is not required to have an independent compensation or nominating committee or to have the independent directors exercise the nominating function. We are also not required to have the compensation of our executive officers be determined by a compensation committee of independent directors or a majority of the independent members of our Board. In addition, we are not required to empower our Compensation Committee of the Board (the “Compensation Committee”) with the authority to engage the services of any compensation consultants, legal counsel, or other advisors or to have the Compensation Committee assess the independence of compensation consultants, legal counsel, or other advisors that it engages. Neither the Company nor the Compensation Committee engaged a third-party compensation consultant to help determine or provide input regarding the determination of the 2022 compensation for our Executive Chairman, CEO, or other executive officers. The Compensation Committee engaged Willis Towers Watson US LLC (“WTW”) in May 2022 to review and assist the Company in developing a compensation peer group, and to review the Company’s executive and Board compensation to inform the Compensation Committee’s determination of compensation levels for 2023. The Compensation Committee reviewed analyses prepared by WTW in making compensation determinations with respect to the President & CEO’s base salary and cash bonus target for 2023 and changes to compensation of non-employee directors to be effective in 2023, and expects to review analyses prepared by WTW in determining the structure and amounts of equity compensation to be paid to all executive officers in 2023. The Company also engaged WTW to advise on equity compensation matters generally. WTW did not provide any other services to us or our affiliates during 2022 and the work of WTW for the Compensation Committee did not result in any conflicts of interest.

In light of our status as a controlled company, our Board has determined not to establish an independent nominating committee or have its independent directors exercise the nominating function and has elected instead to have the Board be directly responsible for nominating members of the Board. As mentioned above, the majority of our Board is currently comprised of independent directors, and our Board has established a Compensation Committee comprised entirely of independent directors. For more information regarding how we determine our executive compensation in light of our status as a controlled company, please see “Executive and Director Compensation—Compensation Discussion and Analysis” below.

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Audit Committee

The Board has established a standing Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act and adopted the Amended and Restated Charter for the Audit Committee, which is publicly available on the Corporate Governance section of our website, www.microstrategy.com/en/investor-relations. The Audit Committee reviews our accounting and financial reporting processes, the internal and external audits of our financial statements, and the effectiveness of our controls over financial reporting, provides the opportunity for direct contact between our independent registered public accounting firm and the Board, and provides information about significant financial matters to the Board.

The Audit Committee is currently comprised of Messrs. Graham (Chair), Patten, and Rickertsen. During 2022, the Audit Committee met eight times and acted by unanimous written consent three times. All members attended all the meetings of the Audit Committee in 2022.

The Board has determined that each member of the Audit Committee meets the Nasdaq Marketplace Rules’ definition of an independent director for audit committee purposes, as well as the independence requirements of Rule 10A-3 under the Exchange Act. The Board has designated Mr. Graham as an audit committee financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. Additional information regarding the Audit Committee and its functions and responsibilities is included in this proxy statement under the caption “Audit Committee Report.”

Compensation Committee

The Board has established a standing Compensation Committee and adopted the Third Amended and Restated Charter for the Compensation Committee, which is publicly available on the Corporate Governance section of our website, www.microstrategy.com/en/investor-relations. The Compensation Committee determines the compensation arrangements of our Executive Chairman and President & CEO, equity awards, including awards under the MicroStrategy Incorporated 2013 Stock Incentive Plan (the “2013 Equity Plan”) and, if approved by stockholders at the Annual Meeting, awards under the MicroStrategy Incorporated 2023 Equity Incentive Plan (the “2023 Equity Plan”), and arrangements relating to certain perquisites and personal benefits provided to our executive officers, and performs other functions related to compensation matters. The Compensation Committee may delegate any of its responsibilities to (i) a subcommittee comprised of one or more members of the Compensation Committee, (ii) the Board of Directors or (iii) members of management.

The Compensation Committee is currently comprised of Messrs. Rickertsen (Chair), Patten, and Rechan. During 2022, the Compensation Committee met one time and acted by unanimous written consent nine times. All members attended the meeting of the Compensation Committee in 2022.

The Board has determined that each member of the Compensation Committee meets the Nasdaq Marketplace Rules’ definition of an independent director for compensation committee purposes, as well as the independence requirements of Rule 10C-1 under the Exchange Act. Each member of the Compensation Committee is also a non-employee director, as defined in Rule 16b-3 under the Exchange Act. Additional information regarding the Compensation Committee and its functions and responsibilities is included in this proxy statement under the captions “Executive and Director Compensation—Compensation Discussion and Analysis” and “Executive and Director Compensation—Compensation Committee Report.”

Investments Committee

The Board has established a standing Investments Committee of the Board (the “Investments Committee”). The Investments Committee has been delegated authority to acquire, dispose of, and manage alternative assets owned by the Company, including bitcoin. Management regularly consults with the Investment Committee regarding the execution of the Company’s bitcoin acquisition strategy.

The Investments Committee is currently comprised of Messrs. Saylor (Chair) and Graham. During 2022, the Investments Committee did not meet, but acted by unanimous written consent five times.

In August 2022, in connection with his transition to serving as the Company’s Executive Chairman, Mr. Saylor assumed the role of Chair of the Investments Committee, a position in which he provides oversight of the Company’s execution of its bitcoin acquisition strategy.

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Board Leadership Structure

Mr. Saylor is the Chairman of the Board and is our Executive Chairman. Mr. Le is our President & CEO. Our Board has determined that separating the CEO and Chairman roles, as effected by the August 2022 transition when Mr. Le became our CEO and Mr. Saylor became our Executive Chairman, is appropriate as it allows the CEO to implement our corporate strategies and to lead and manage our day-to-day operations, while enabling the Chairman of the Board to focus on innovation and our long-term corporate strategy, while continuing to provide oversight of the Company’s bitcoin acquisition strategy as the chairman of the Investments Committee. Having served as the Company’s Chief Executive Officer for more than 30 years, Mr. Saylor continues to be extremely knowledgeable about the Company’s business and strategy and, therefore, we believe it continues to be appropriate for him to serve as the Chairman of the Board. In addition, Mr. Saylor’s service as Chairman of the Board allows him to provide strategic input on the type and number of issues proposed for Board consideration by helping to set and approve agendas for meetings and helping to ensure appropriate discussion of Board level issues.

We do not have a lead independent director or a presiding director. However, the independent directors regularly meet in executive sessions of the Board. In light of our status as a controlled company, we believe that the structure of our Board provides an appropriate balance of management leadership and non-management oversight.

Oversight of Risk

Our Board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board oversees risk management activities relating to business strategy, capital allocation, organizational structure, and certain operational risks. Our Audit Committee oversees risk management activities relating to financial controls and legal and compliance risks, our Compensation Committee oversees risk management activities relating to the Company’s compensation policies and practices, and our Investment Committee analyzes and considers investment and financial risks in connection with the execution of our bitcoin strategy. In addition, since risk issues often overlap, committees from time to time can request that the full Board discuss particular risk issues.

Director Candidates

As noted above, we do not have a standing nominating committee and the functions of evaluating and selecting directors are performed by the Board as a whole. The Board will, from time to time, evaluate biographical information and background materials relating to potential candidates and interview selected candidates.

In considering whether to nominate any particular candidate for election to the Board, the Board uses various criteria to evaluate each candidate, including each candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest, and ability to act in the interests of our stockholders. In addition, the Board has adopted a Board Diversity Policy, under which the pool of candidates from which Board nominees are chosen is required to include candidates who are diverse with respect to gender, race, ethnicity and/or membership in a historically underrepresented group, and we are required, in selecting Board nominees, to consider candidates from both corporate positions beyond the executive suite and non-traditional environments, including government, academic, and nonprofit organizations. The Board will assess the effectiveness of its Board Diversity Policy whenever the Board next considers adding one or more new directors by subjectively considering the extent to which candidates who are diverse with respect to gender, race, ethnicity and/or membership in a historically underrepresented group were identified for consideration in accordance with the Board Diversity Policy. The Board also considers whether a potential nominee would satisfy the Nasdaq Marketplace Rules’ definition of an independent director and the SEC’s definition of an audit committee financial expert. The Board does not set specific minimum qualifications or assign specific weights to particular criteria and no particular criterion is a prerequisite for a prospective nominee.

Due to our status as a controlled company under Nasdaq Marketplace Rules, we do not have a formal policy with respect to the consideration of director candidates recommended by our stockholders. Stockholder recommendations relating to director nominees or other proposals may be submitted in accordance with the procedures set forth above under “Information Regarding the Annual Meeting of Stockholders—Stockholder Proposals.” Any stockholder nominations proposed for consideration should include the nominee’s name and qualifications. Such nominations will be evaluated in

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the same manner as nominations by members of the Board, management, or other parties. Stockholders may also send communications to the Board in accordance with the procedures set forth below under “Corporate Governance and the Board of Directors and its Committees—Communicating with the Board of Directors.”

Directors’ Attendance at Annual Meeting of Stockholders

Although we do not have a policy with respect to directors’ attendance at our Annual Meeting, all directors are encouraged to attend the Annual Meeting. All five members of the Board, constituting the entire Board at the time of the 2022 Annual Meeting of Stockholders, attended the 2022 Annual Meeting of Stockholders, which was held in virtual format only.

Communicating with the Board of Directors

Stockholders who wish to send communications to the Board may do so by writing to the General Counsel of MicroStrategy, c/o MicroStrategy Incorporated, 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182. The mailing envelope must clearly indicate that the enclosed letter is a “Stockholder-Board Communication.” All such letters must identify the author as a stockholder and include the stockholder’s full name, address, and a telephone number. If the letter is intended for a specific Board member, the name of such Board member should be noted in the communication. The General Counsel will forward any such correspondence to the intended recipient. However, prior to doing so, the General Counsel or his designee will review such correspondence and, in his or her discretion, may not forward communications that relate to ordinary business affairs, communications that are primarily commercial in nature or personal grievances, or communications that relate to an improper or irrelevant topic or are otherwise inappropriate for the Board’s or any individual Board member’s consideration.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers, and holders of more than 10% of our Class A Stock to file reports of their ownership and changes in ownership of our Class A Stock with the SEC. Based solely on our review of the reports filed during 2022 and written representations from our directors and officers that no other reports were required, all Section 16(a) filing requirements were satisfied with respect to 2022, except that a Form 3 for Kevin Adkisson that was due on January 11, 2022 was filed late on January 12, 2022.

Code of Ethics

The Board, through its Audit Committee, has adopted a Code of Ethics that applies to MicroStrategy’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and such other personnel of MicroStrategy or its majority-owned subsidiaries as may be designated from time to time by the Chair of the Audit Committee. The Code of Ethics, as amended, is publicly available on the Corporate Governance section of our website, www.microstrategy.com/en/investor-relations. We intend to disclose any amendments to the Code of Ethics or any waiver from a provision of the Code of Ethics on the Corporate Governance section of our website, www.microstrategy.com/en/investor-relations.

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EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Overview

This section explains our executive compensation philosophy and objectives, how our objectives are implemented, the elements of our executive compensation program, and the decisions made with respect to 2022 regarding the compensation of each of our executive officers who served in 2022. We refer to the following individuals in our Compensation Discussion and Analysis as our “executive officers”:

Michael J. Saylor Executive Chairman & Chairman of the Board	Phong Q. Le President & Chief Executive Officer

Kevin L. Adkisson Senior Executive Vice President & Chief Revenue Officer	Andrew Kang Senior Executive Vice President & Chief Financial Officer

Timothy E. Lang Senior Executive Vice President & Chief Technology Officer	W. Ming Shao Senior Executive Vice President, General Counsel & Secretary

All of these individuals constitute our “named executive officers” for 2022 (as defined in Item 402(a)(3) of Regulation S-K). Mr. Lang resigned as Senior Executive Vice President & Chief Technology Officer effective as of April 14, 2023.

General Philosophy and Compensation Objectives: Performance, Alignment, and Retention

The goal of our compensation program for our executive officers is the same as our goal for operating the Company—to create long-term value for our stockholders. In furtherance of this goal, our executive compensation program is designed to reward, motivate, and provide incentives for exceptional individual performance and effective leadership by our executive officers, to reward executive officers for superior financial and operating results of the Company, and to align our executive officers’ interests with those of our stockholders. It is also designed to attract and retain executive officers who may be presented with other professional opportunities, including ones at potentially higher compensation levels, by providing an overall compensation package that is market competitive over time and provides significant long-term incentives through the grant of equity awards. These objectives serve as the basis for determining the overall compensation of each executive officer, all in the context of general economic and industry conditions and Company performance.

Key elements of our executive compensation program for 2022 that were designed to achieve these objectives included:

•

a base salary for each of our executive officers, other than Mr. Saylor, designed to help retain them and reward them for overall performance (and in the case of Mr. Kang, to also help attract him to the Company);

•

a discretionary annual cash bonus target for each of Messrs. Le, Kang, Lang, and Shao designed to help retain, reward, and motivate them based on a subjective evaluation of their achievement of strategic, operational, and financial objectives in their areas of responsibility that support our goal of enhancing stockholder value (and in the case of Mr. Kang, to also help attract him to the Company);

•	a one-time reporting bonus for Mr. Kang in connection with the commencement of his employment with the Company;

•

a sales management variable compensation plan for Mr. Adkisson designed to help retain, reward, and motivate him to achieve superior performance in his area of responsibility, as measured by the achievement of revenue in excess of costs and specified budget thresholds;

•	sales performance incentive fund amounts available to Mr. Adkisson designed to provide incentive to him and the sales team he manages to migrate customers to our MCE (Cloud) service;

•

long-term incentives in the form of stock options granted to each of Messrs. Le, Adkisson, Kang, Lang, and Shao, and RSUs granted to Mr. Kang, under the 2013 Equity Plan, designed to provide them with long-term performance-based incentives that are intended to further align their interests with those of our stockholders (and in the case of Mr. Kang, to also help attract him to the Company); and

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•

long-term incentives in the form of stock options granted to each of Messrs. Lang and Shao under the 2013 Equity Plan in November 2022 designed to retain and motivate them and to provide them with additional equity ownership opportunity and performance-based incentives to further align their long-term interests with those of our stockholders.

We also provided each of our executive officers with certain perquisites and other benefits in 2022 that the Compensation Committee or Mr. Saylor as our CEO prior to August 8, 2022, or Mr. Le as our President & CEO thereafter, as applicable, believed were reasonable and consistent with the objectives of our executive compensation program. Perquisites comprised the most significant portion of Mr. Saylor’s 2022 compensation, principally as a result of security and transportation-related benefits and associated tax gross-up payments that are discussed below.

In determining executive officer compensation for 2022, the Compensation Committee and Mr. Saylor as our CEO prior to August 8, 2022, and Mr. Le as our President & CEO thereafter, considered the stockholder support that the “say-on-pay” proposal received at our May 27, 2020, Annual Meeting of Stockholders. Based on such considerations, for 2022, the Compensation Committee and Mr. Saylor as our CEO prior to August 8, 2022, and Mr. Le as our President & CEO thereafter, as applicable, determined not to make significant changes to our compensation mix and other compensation policies since the “say-on-pay” vote as the Company determined to make stock option grants consistent with the compensation mix in the “say-on-pay” vote (other than with respect to the award of RSUs to Mr. Kang to help attract him to the Company). We believe that our compensation program is effectively designed to implement our objectives and is aligned with the interests of our stockholders.

Implementing Our Objectives

Role of the Compensation Committee and CEO / President & CEO

The Compensation Committee has the authority and responsibility to develop, adopt, and implement compensation arrangements for Mr. Saylor, who served as our CEO until August 7, 2022 and has served as our Executive Chairman since August 8, 2022. Beginning as of August 8, 2022, the Compensation Committee also has the same authority and responsibility with respect to the compensation arrangements for Mr. Le, our President & CEO. The Board had previously delegated to Mr. Saylor, in his capacity as CEO, the authority and responsibility to develop, adopt, and implement compensation arrangements for all executive officers other than himself. As of August 8, 2022, the Board has delegated this authority and responsibility to Mr. Le with respect to all executive officers other than himself and Mr. Saylor. Consistent with the Nasdaq Marketplace Rules applicable to controlled companies, Mr. Saylor as our CEO prior to August 8, 2022, and Mr. Le as our President & CEO as of and subsequent to August 8, 2022, have made compensation determinations, during the periods in which they were so authorized, regarding executive officers other than themselves and, in the case of Mr. Le as of and subsequent to August 8, 2022, other than Mr. Saylor as Executive Chairman, in each case in periodic consultation with the Compensation Committee. However, at all times the Compensation Committee has had the authority and responsibility to determine the grant of equity awards under the 2013 Equity Plan, and arrangements relating to certain perquisites and personal benefits provided to our executive officers. Neither the Company nor the Compensation Committee engaged a third-party compensation consultant to help determine or provide input regarding the determination of the 2022 compensation for our Executive Chairman, CEO or other executive officers.

Determining Compensation

Our executive compensation decisions are primarily based on a review of our performance and a subjective assessment of the executive officer’s performance during the year against strategic, operational, and financial objectives. The Compensation Committee and the CEO or the President & CEO, as applicable, also take into account the scope of the executive officer’s responsibilities, unique leadership skills and management experience, strengths and abilities in his respective area of responsibility, employment and compensation history with us, overall compensation arrangements, and long-term potential to enhance stockholder value, all in the context of general economic and industry conditions and Company performance. Specific factors that may affect executive compensation decisions include:

•

key financial metrics, such as revenues, bookings, current subscription billings, cost of revenues, operating expenses, operating income, operating margins, and earnings per share (as each may be adjusted, to the extent applicable, to account for non-cash items, such as digital asset impairments); and

•

strategic and operational objectives, such as bitcoin-related initiatives and business strategy, operational, financial, and human capital management initiatives, technological innovation and product release execution, sales

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execution and performance, customer service, engagement, and consulting initiatives, development and execution of marketing initiatives, and oversight of corporate governance, commercial contracts, legal risk management, and other legal matters.

The Compensation Committee and the CEO or President & CEO, as applicable, subjectively combine the compensation elements for each executive officer in a manner that the Compensation Committee and the CEO or President & CEO, as applicable, believe is consistent with the executive officer’s role and contributions to the Company. The Compensation Committee and the CEO or President & CEO, as applicable, incorporate flexibility into our compensation program and the assessment process to respond to and adjust for an evolving and dynamic business environment. We believe that our executive compensation program promotes long-term value to stockholders by retaining key executive officers and rewarding them, as applicable, for increases in the market price of our Class A Stock and for financial, operational and strategic results that are expected to contribute to long-term stockholder value.

The Compensation Committee and the CEO or President & CEO, as applicable, generally establish performance-based cash bonus arrangements and generally make determinations regarding adjustments to base salary and cash bonus targets for our executive officers in the first quarter of each year. Determinations regarding the actual payment of bonuses are generally made in the first quarter following the applicable performance period.

The Compensation Committee and the CEO or President & CEO, as applicable, did not conduct benchmarking in establishing compensation arrangements for any of the executive officers, but instead established compensation based on their respective subjective determinations of the factors discussed above. The Compensation Committee also considered recommendations from the CEO or President & CEO, as applicable, in establishing compensation arrangements. The Compensation Committee and the CEO or President & CEO, as applicable, did not assign relative weights to Company and individual performance in establishing these compensation arrangements, but instead made respective subjective determinations after considering such performances collectively.

Employment and Severance Agreements

As a general matter, our executive officers do not have standing employment, severance, or change-of-control agreements. However, Mr. Kang’s offer letter in connection with the commencement of his employment with the Company included a one-time reporting bonus of $100,000, and a severance arrangement in the event that his employment was terminated without cause, as defined in the offer letter, in an amount equal to twelve (12) months of base salary and an additional amount to be determined by the Company not to exceed his annual bonus potential prorated for the time he worked in that year up through his termination date, contingent on signing and not revoking a general release of claims against the Company.

Our Executive Chairman and President & CEO serve at the will of the Board, and the other executive officers serve at the will of the Board and the President & CEO. This approach is consistent with our employment and compensation philosophy that relies significantly upon providing incentives based on performance and aligning the interests of executive officers with those of our stockholders.

Equity Ownership Guidelines

As of March 27, 2023, Mr. Saylor was deemed to own 445,740 shares of Class A Stock (in the form of a fully vested option to purchase 400,000 shares of Class A Stock and 45,740 shares of Class A Stock held by a charitable foundation for which Mr. Saylor serves as the sole trustee and as to which Mr. Saylor disclaims beneficial ownership) and 1,961,668 shares of Class B Stock, collectively representing 64.7% of the total voting power of the Company and beneficial ownership of 18.1% of our Class A Stock (see footnote (1) to the table set forth above in “Security Ownership of Certain Beneficial Owners and Management” for information about the calculation of total voting power and beneficial ownership of Class A Stock). Given the significant equity stake already held by Mr. Saylor, we do not believe that any equity ownership guidelines would be meaningful.

Prohibition on Hedging Transactions

Our insider trading policy prohibits our directors, officers, and employees (and anyone acting on their behalf) from, among other things, buying put options, selling call options, and purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities.

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Elements Used to Achieve 2022 Compensation Objectives

The principal elements of our 2022 compensation program for Mr. Saylor were a stock option award under the 2013 Equity Plan granted in 2014 and perquisites consisting principally of security and transportation-related benefits and associated tax gross-up payments. The principal elements of our 2022 compensation program for each of Messrs. Le and Lang were a base salary, a discretionary annual cash bonus target, stock option awards under the 2013 Equity Plan granted in 2017, 2018, 2019, 2021 and 2022 and RSUs under the 2013 Equity Plan granted in 2020. The principal elements of our 2022 compensation program for Mr. Adkisson were a base salary, quarterly cash bonus awards pursuant to his sales management variable compensation plan, sales performance incentive fund amounts, stock option awards under the 2013 Equity Plan granted in 2019, 2020, 2021 and 2022 and RSUs under the 2013 Equity Plan granted in 2020 and 2021. The principal elements of our 2022 compensation program for Mr. Kang were a base salary, a discretionary annual cash bonus target, a one-time reporting bonus for Mr. Kang, a stock option award under the 2013 Equity Plan granted in 2022 and RSUs under the 2013 Equity Plan granted in 2022. The principal elements of our 2022 compensation program for Mr. Shao were a base salary, a discretionary annual cash bonus target, stock option awards under the 2013 Equity Plan granted in 2018, 2019, 2021 and 2022 and RSUs under the 2013 Equity Plan granted in 2020. We also provided each of our executive officers with certain perquisites and other benefits in 2022 that the Compensation Committee and the CEO or President & CEO, as applicable, believe are reasonable and consistent with the objectives of our executive compensation program. Each of these compensation elements satisfies one or more of our performance, alignment, and retention objectives, as described more fully below.

Base Salary

We provide cash compensation in the form of base salary to help (i) attract and retain talented executive officers and (ii) reward overall performance by our executive officers. For 2022, a competitive base salary was an important component of compensation as it provided a degree of financial stability for each of our executive officers other than Mr. Saylor.

In September 2014, at Mr. Saylor’s request, the Compensation Committee reduced Mr. Saylor’s annual base salary to $1. The Compensation Committee considered that following the reduction in Mr. Saylor’s salary and elimination of his incentive cash bonus arrangement, a larger percentage of Mr. Saylor’s compensation would be directly tied to the Company’s stock performance, which is consistent with the Company’s compensation policies approved by stockholders at our 2020 Annual Meeting of Stockholders, and that such change would not adversely impact his financial stability. The Compensation Committee considered Mr. Saylor’s compensation arrangements in April 2022, in July 2022 in connection with Mr. Saylor’s transition to the role of Executive Chairman, and in February 2023 and, in each case at Mr. Saylor’s request, left his annual base salary at $1.

In February 2022, the CEO approved the base salaries for Messrs. Le, Adkisson, Lang, and Shao, effective January 1, 2022, as indicated in the table below. In May 2022, Mr. Kang joined the Company as Senior Executive Vice President & Chief Financial Officer, with a starting annual base salary of $640,000. Effective as of August 8, 2022, in connection with Mr. Le’s appointment as the Company’s CEO, the Compensation Committee increased Mr. Le’s base salary from $900,000 to $1,000,000. In February 2023, the Compensation Committee approved the base salaries for Messrs. Saylor and Le and the President & CEO approved the base salaries for Messrs. Adkisson, Kang, Lang and Shao, effective January 1, 2023, as indicated in the table below.

	Base Salary as of December 31, 2021 ($)	Base Salary as of January 1, 2022 ($)	Base Salary as of January 1, 2023 ($)
Michael J. Saylor	1	1	1
Phong Q. Le	900,000	900,000	1,000,000
Kevin L. Adkisson	310,000	400,000	400,000
Andrew Kang	—	—	640,000
Timothy E. Lang(1)	600,000	640,000	640,000
W. Ming Shao	600,000	640,000	640,000

(1)	Mr. Lang resigned as Senior Executive Vice President & Chief Technology Officer effective as of April 14, 2023.

In making these determinations, the Compensation Committee and the CEO or President & CEO, as applicable, did not assign relative weights to Company and individual performance, but instead made subjective determinations that the amounts of base salary were appropriate and in so doing considered the following general factors:

•

each executive officer’s individual performance, as measured against various strategic, operational, and financial objectives in such executive officer’s area of responsibility such as operational excellence and revenue growth, as

MICROSTRATEGY | 2023 Proxy Statement	23

well as (i) for Mr. Le, the additional responsibilities he undertook in connection with his assumption of the CEO role, including bitcoin-related initiatives and business strategy, and his efforts in structuring and executing the Company’s debt finance and equity offering transactions and other treasury-related transactions, (ii) for Mr. Adkisson, sales execution and performance, (iii) for Mr. Kang, financial, accounting, and strategic management initiatives, including his contributions to the Company’s equity offering and bitcoin acquisition strategy, (iv) for Mr. Lang, technological innovation, including his contributions to the development of a Lightning Network product, and product release execution, and (v) for Mr. Shao, oversight of corporate governance, commercial contracts, legal risk management, and other legal matters, as well as bitcoin-related initiatives and business strategy and his efforts in structuring and executing the Company’s debt finance and equity offering transactions;

•	job responsibilities of each executive officer as we implement new business initiatives, focus on revenue growth, and adjust our strategic plan for an evolving business environment;

•

each executive officer’s strengths and abilities in his respective field, leadership skills, management experience, employment and compensation history, overall compensation arrangements, and long-term potential to enhance stockholder value;

•	the competitive market for talented managers with comparable experience and expertise; and

•	Company performance over the prior several quarters and motivation to grow the business in the future, as well as general economic and industry conditions.

Each position is unique, not only in function, but also in terms of the market norms for compensation and the pool of potential executives who may be available to fill that particular role. Given these unique conditions, determinations regarding base salaries are unique to each executive officer and do not necessarily reflect any comparative judgments.

Cash Bonuses

Our cash bonus compensation is designed to help (i) attract and retain talented executive officers, (ii) reward achievement of strategic, operational, and financial objectives that support our goal of enhancing stockholder value, and (iii) motivate executive officers to achieve superior performance in their areas of responsibility. Together with our stock option awards and RSUs, our cash bonus compensation program is one of the main vehicles for providing performance-based compensation to executive officers. The Compensation Committee, and the CEO or President & CEO, as applicable, consider various factors in determining the form and structure of the cash bonus arrangement that is most appropriate for attracting, retaining, rewarding, and motivating the individual executive officer.

No Saylor Cash Bonus

In September 2014, at Mr. Saylor’s request, the Compensation Committee eliminated Mr. Saylor’s incentive cash bonus arrangement. The Compensation Committee considered that, following the reduction in Mr. Saylor’s salary and elimination of his incentive cash bonus arrangement, a larger percentage of Mr. Saylor’s compensation would be directly tied to the Company’s stock performance, which is consistent with the Company’s compensation policies approved by stockholders at our 2020 Annual Meeting of Stockholders, and that such change would not adversely impact his financial stability. The Compensation Committee considered Mr. Saylor’s compensation arrangements in April 2022, in July 2022 in connection with Mr. Saylor’s transition to the role of Executive Chairman, and in February 2023 and, in each case at Mr. Saylor’s request, did not establish a cash bonus arrangement for him.

Discretionary Annual Cash Bonuses

For 2022, Mr. Le’s compensation included a discretionary annual cash bonus target established based on the CEO’s and the Compensation Committee’s subjective evaluation of the appropriate targets to help retain, reward and motivate Mr. Le (with the Compensation Committee’s determination prorated from August 8, 2022), the compensation of Mr. Kang included a discretionary prorated annual cash bonus target designed to help attract him to the Company, and the compensation of Messrs. Lang and Shao included discretionary annual cash bonus targets established based on the CEO’s subjective evaluation of the appropriate targets to help retain, reward, and motivate the applicable executive officer. In making these determinations, the Compensation Committee and the CEO, as applicable, took into account, the same factors described above with respect to base salary determinations. In setting target bonus amounts for the other executive officers, the CEO also considered the expectations for the business department headed by each executive officer and the executive officers’ potential for achieving the expectations. The Compensation Committee and the CEO, as applicable, believed that a discretionary annual cash bonus arrangement was an appropriate mechanism for

24	MICROSTRATEGY | 2023 Proxy Statement

retaining, rewarding, and motivating Messrs. Le, Kang, Lang and Shao (and in the case of Mr. Kang, also helping attract him to the Company) with respect to 2022 because each of these executive officers was responsible for, among other things, strategic and operational objectives that cannot always be measured by traditional financial metrics, which objectives included (i) for Mr. Le, the assumption of the CEO role, and his continuing contributions to operational, financial, and human capital management initiatives, including bitcoin-related initiatives and business strategy, (ii) for Mr. Kang, financial, accounting, and strategic management initiatives, including his contributions to the Company’s equity offering and bitcoin acquisition strategy (and to help attract him to the Company), (iii) for Mr. Lang, technological innovation, including his contributions to the development of a Lightning Network product, and product release execution, and (iv) for Mr. Shao, oversight of corporate governance, commercial contracts, legal risk management, and other legal matters, as well as bitcoin-related initiatives and business strategy and his efforts in structuring and executing the Company’s debt finance and equity offering transactions.

The Compensation Committee determined to leave the discretionary bonus target for Mr. Le unchanged for 2023, and the President & CEO determined to leave discretionary bonus targets for Messrs. Kang, Lang, and Shao unchanged for 2023, in each case after taking into consideration the factors described above.

The Compensation Committee, in determining the bonus award for Mr. Le with respect to 2022, and the President & CEO, in determining the bonus awards for Messrs. Kang, Lang and Shao with respect to 2022, subjectively determined each applicable executive officer’s overall performance and achievement of various strategic, operational, and financial objectives, in relation to the target bonus amount that was previously established for the applicable executive officer, all in the context of general economic and industry conditions and Company performance. For example, the Compensation Committee and the President & CEO subjectively determined that the applicable executive officers enhanced our operational excellence, achieved specific elements of our long-term strategic plans, and implemented development of certain growth initiatives. In addition, the Compensation Committee with respect to Mr. Le and the President & CEO with respect to Messrs. Kang, Lang and Shao, subjectively determined that each of the applicable executive officers had made continued progress in the area of his responsibility. The Compensation Committee also considered Mr. Le’s efforts in implementing the Company’s bitcoin acquisition strategy and the additional responsibilities he undertook in connection with his assumption of the CEO role, and the President & CEO also considered (i) Mr. Kang’s efforts in developing and implementing the Company’s bitcoin acquisition strategy, and his efforts in structuring and executing the Company’s “at the market” equity offering, (ii) Mr. Lang’s efforts in developing the Lightning Network product, and (iii) Mr. Shao’s efforts in implementing the corporate governance and regulatory compliance aspects of the bitcoin acquisition strategy and his efforts in structuring and executing the Company’s debt financings and “at the market” equity offering. None of these achievements was assigned any specific weighting or dollar amount of the total bonus.

The Compensation Committee calculated the individual bonus payout to Mr. Le, and the President & CEO calculated individual bonus payouts to each of Messrs. Kang, Lang and Shao utilizing the following formula:

Individual Annual Cash Bonus Target for 2022 ($)	X	Individual Achievement Percentage (%)	X	Company Performance Percentage (%)	=	Individual Bonus Payout ($)

Individual Achievement Percentage. The individual achievement percentage is based on the Compensation Committee’s and President & CEO’s, as applicable, subjective assessment of each executive officer’s overall performance and achievement of objectives for 2022. A higher performance assessment drives a higher individual percentage (and vice-versa) such that it is possible for an executive officer who exceeds performance expectations to receive an individual achievement percentage above 100% and for an executive officer with a low performance assessment to receive less than his bonus target or no bonus. The performance assessments were based on an overall subjective assessment of each executive officer’s performance and no single factor was determinative in the individual achievement percentage, nor was the impact of any individual factor on the individual achievement percentage quantifiable.

Company Performance Percentage. The Company performance percentage is based on the CEO’s and the President & CEO’s, as applicable, quarterly subjective assessment (and, in the case of the President & CEO’s discretionary annual bonus, the Compensation Committee’s annual subjective assessment) of the Company’s

MICROSTRATEGY | 2023 Proxy Statement	25

overall business and product development achievements and financial performance. The Compensation Committee, CEO and the President & CEO, as applicable, did not determine any pre-set range for the Company performance percentage and approved a Company performance percentage of 100% for 2022, which was equivalent to the average Company performance percentage used in determining bonuses for all Company employees on a discretionary bonus plan.

In the first quarter of 2023, the Compensation Committee determined the cash bonus award for Mr. Le with respect to performance in 2022, and the President & CEO determined the cash bonus awards to Messrs. Kang, Lang and Shao with respect to performance in 2022, as follows:

	Individual Annual Cash Bonus Target for 2022 ($)	Individual Achievement Percentage (%)	Company Performance Percentage (%)	Individual Bonus Payout ($)
Phong Q. Le	770,000(1)	100	100	770,000
Andrew Kang	500,000	100	100	324,658(2)
Timothy E. Lang(3)	500,000	100	100	500,000
W. Ming Shao	500,000	110	100	550,000

(1)

Mr. Le’s Cash Bonus Target for 2022 was initially $750,000 and was increased to $800,000 in connection with his appointment as CEO, resulting in a prorated total discretionary bonus target of $770,000.

(2)

Mr. Kang joined the Company as Senior Executive Vice President & Chief Financial Officer on May 9, 2022. Mr. Kang’s Individual Bonus Payout is prorated for the portion of 2022 that Mr. Kang was employed with the Company.

(3)	Mr. Lang resigned as Senior Executive Vice President & Chief Technology Officer effective as of April 14, 2023.

One-time Bonus

Mr. Kang’s compensation in 2022 included a one-time reporting bonus of $100,000, which is recoverable by the Company if Mr. Kang resigns from his employment with the Company, or is terminated with cause, within 12 months of his start date. The CEO established this one-time reporting bonus in order to attract Mr. Kang to the Company and determined the amount of the bonus based on the CEO’s subjective evaluation of the scope of Mr. Kang’s responsibilities and his long-term potential to enhance stockholder value and in light of the competitive market for talented executives.

Sales Management Variable Compensation Plan and “SPIF” Amounts

Sales Management Variable Compensation Plan

In January 2022, the CEO established a performance-based sales management variable compensation plan for Mr. Adkisson with respect to his performance for 2022. Since Mr. Adkisson is responsible for managing the Company’s worldwide sales organization, the CEO believed that basing Mr. Adkisson’s cash bonus plan on his department’s “Contribution” (as defined below) would provide the appropriate reward and incentive for his efforts to strengthen sales execution and operating margin growth. The CEO believed that establishing Contribution as a performance metric would help to align Mr. Adkisson’s interests with those of our stockholders because increases in this metric directly increase the overall value of the Company to stockholders.

Under the Sales Management Variable Compensation Plan, Mr. Adkisson was entitled to receive cash bonus compensation, determined and payable quarterly, based on the achievement of three performance criteria:

•	Individual Achievement – a quantitative measure serving as the baseline for Target Compensation (as described below);

•	Teamwork – a qualitative measure based on individual and team performance; and

•	Professional Development – a qualitative measure focused on professional growth.

Individual Achievement served as the baseline for quarterly Target Compensation, with performance in Teamwork and Professional Development having the potential to serve as accelerators or decelerators to Target Compensation or to defer variable compensation payout.

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“Target Compensation” was calculated by multiplying Contribution by 1.25%.

“Contribution” was calculated by subtracting Budget from Margin, each as defined below.

“Budget” was the minimum threshold Margin that Mr. Adkisson’s business unit was required to achieve for Mr. Adkisson to be eligible to receive a payout under the Sales Management Variable Compensation Plan. For 2022, Budget was $5.5 million for each quarter, resulting in total Budget for the year of $22 million.

“Margin” was the difference between Revenue and Costs, each as defined below.

“Revenue” was the value of contracts sold during the measurement period. Revenue only included appropriately executed contracts (orders) that included a complete order package containing all elements necessary for the Company to recognize revenue and where the Company has determined that such revenue was recognizable under U.S. GAAP. Contracts “sold” refers to the non-cancellable amounts of an executed contract, excluding any shipping, taxes, referral fees or similar fees. Any Revenue that was cancelled or written off would be charged back for purposes of calculating Mr. Adkisson’s applicable bonus to the extent he had been given credit for such Revenue in calculating such bonus.

“Costs” was the sum of various costs relating to generating Revenue, including salary and benefits, variable compensation, travel and entertainment, and purchase orders specifically for the benefit of Mr. Adkisson’s department. Costs included carryover of any shortfalls from prior quarters of Margin as compared to Budget, as well as any other charges determined by management to be appropriate to reflect noncompliance with the Sales Management Variable Compensation Plan or other necessary adjustments.

Mr. Adkisson was only eligible to receive cash bonus compensation for a given quarter if Margin for the quarter exceeded Budget, resulting in there being a positive Contribution amount and thus a positive Target Compensation for such quarter. If Contribution was less than zero, then such negative amount was carried forward to the subsequent quarter within the calendar year and included in Costs, as described above.

Mr. Adkisson’s department achieved Margin of $6,796,053, $19,615,581, $14,828,797, and $26,664,384 with respect to the first, second, third, and fourth quarters of 2022, respectively, against Budget of $5.5 million for each quarter, resulting in Target Compensation of $16,201, $176,445, $116,610, and $264,555 for Mr. Adkisson for such quarters, respectively. The CEO and President & CEO, as applicable, determined that Mr. Adkisson achieved his target performance under the Teamwork and Professional Development criteria for each quarter, and consequently no adjustments were made to his Target Compensation, resulting in an aggregate bonus payout of $573,811 to Mr. Adkisson under the Sales Management Variable Compensation Plan with respect to 2022.

SPIF Amounts

In addition, as a member of the Company’s sales team, Mr. Adkisson was entitled to receive compensation from a sales performance incentive fund, or “SPIF,” for migrating customers to our MCE (Cloud) service. The SPIF amounts were not included as part of Mr. Adkisson’s Sales Management Variable Compensation Plan and this compensation program was operated as a special incentive program for all eligible sales personnel. Mr. Adkisson was entitled to 1.25% of 50% of the value of migrated contracts. The value of a migrated contract was based on the annual recurring revenue of the migrated contract over the preceding 12-month period prior to the migration. Based on the value of contracts for which Mr. Adkisson was responsible for migrating to our MCE (Cloud) service, the President & CEO determined that Mr. Adkisson was entitled to $71,993 pursuant to this program with respect to 2022.

Equity Awards

In September 2013, the Board adopted the 2013 Equity Plan in order to enhance our ability to attract, retain, reward, and motivate persons who are expected to make important contributions to the Company, and to provide such persons with equity ownership opportunities and performance-based incentives that are intended to further align their long-term interests with those of our stockholders. Eligible participants under the 2013 Equity Plan include employees, officers, directors, consultants, and advisors of the Company. Currently, an aggregate of 2,750,000 shares of our Class A Stock are authorized for issuance under the 2013 Equity Plan.

MICROSTRATEGY | 2023 Proxy Statement	27

The 2013 Equity Plan provides for the grant of stock options, stock appreciation rights, restricted stock, RSUs, and other stock-based awards. Prior to 2020, the Compensation Committee only granted stock option awards to executive officers. In 2020, the Compensation Committee granted RSUs to each executive officer, other than Mr. Saylor, in lieu of stock options due to the ability of RSUs to provide value to their holders even if there is not significant appreciation in the Company’s stock price and thus provide for a more structured pay delivery that at the same time also provides for upside potential for recipients that aligns with Company performance. In 2021, the Compensation Committee returned to primarily granting stock option awards to executive officers, as stock option awards enable us to compete effectively for executive talent in a cost-effective manner, which allows for more attractive packages to our executive officers, and stock options only provide a return to an award recipient if the price of our Class A Stock increases, which further motivates an award recipient to increase the long-term price of our Class A Stock, and helps to align the long-term interests of award recipients with those of our stockholders.

To encourage retention of award recipients, outstanding stock options and RSUs generally vest as to 25% of the original number of shares subject to the award on the first anniversary of the grant date and as to an additional 25% on each anniversary thereafter until the award is vested in full, unless earlier terminated in accordance with the terms of the 2013 Equity Plan or the applicable award agreement; provided that awards granted to executive officers will vest in full, to the extent not already vested, upon the occurrence of a “change in control event” if the executive officer is terminated without “cause” by the Company or resigns for “good reason” (in each case as defined in the applicable award agreement) within 12 months following the change in control event or if the acquiring company does not assume the award or substitute equivalent awards. The outstanding stock options have an exercise price per share equal to the closing sale price of our Class A Stock as quoted on Nasdaq on the grant date and expire ten years following the grant date. All outstanding awards are also subject to such other terms and conditions as are set forth in the 2013 Equity Plan and the applicable award agreement.

If a stock option recipient dies or becomes disabled before the final exercise date of an option, the option shall be exercisable within one year of the date of such death or disability; provided that such option shall be exercisable only to the extent that it was exercisable by the award recipient on the date of his or her death or disability and only until the final exercise date.

If a stock option recipient ceases to be eligible to receive award grants under the 2013 Equity Plan, including through termination of employment without cause, the stock option recipient generally retains the right to exercise his or her option to the extent that the option was exercisable on the date of such cessation for a period of three months after such cessation. However, if the stock option recipient is terminated for cause, the stock option recipient’s right to exercise his or her option terminates in full immediately upon such termination, and if the stock option recipient violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement, or other agreement between the stock option recipient and the Company, the stock option recipient’s right to exercise his or her option terminates in full immediately upon such violation.

Absent a change in control event, if an RSU recipient ceases to be eligible to receive award grants under the 2013 Equity Plan, including through termination of employment without cause, the RSUs that are unvested as of such time are forfeited immediately to the Company without payment of consideration.

In granting equity awards under the 2013 Equity Plan, the Compensation Committee, based on recommendations from the CEO until August 7, 2022, and the President & CEO thereafter, made subjective evaluations of appropriate award amounts to help attract, retain, reward, and motivate the applicable executive officer based on the scope of the executive officer’s responsibilities, employment, and compensation history with us, overall compensation arrangements, including outstanding equity awards held by the executive officer, and long-term potential to enhance stockholder value, all in the context of general economic and industry conditions and Company performance.

Pursuant to the 2013 Equity Plan, the Compensation Committee granted:

•	in February 2022, stock options to purchase 40,000 shares of our Class A Stock to Mr. Le, and stock options to purchase 20,000 shares of our Class A Stock to Messrs. Adkisson, Lang, and Shao;

•	in May 2022, in connection with Mr. Kang joining the Company as Chief Financial Officer, stock options to purchase 15,000 shares of our Class A Stock and 5,000 RSUs to Mr. Kang;

•	in September 2022, in connection with Mr. Le’s assumption of the duties and responsibilities of CEO, stock options to purchase 60,000 shares of our Class A Stock to Mr. Le; and

28	MICROSTRATEGY | 2023 Proxy Statement

•

in November 2022, to retain and motivate Messrs. Lang and Shao, and to provide them with additional equity ownership opportunity and performance-based incentives to further align their long-term interests with those of our stockholders, stock options to purchase 15,000 shares and 20,000 shares of our Class A Stock to Messrs. Lang and Shao, respectively. The Compensation Committee determined to make these awards to Messrs. Lang and Shao in recognition of their importance to the Company’s enterprise software and bitcoin acquisition strategies, and with the expectation that they will continue to make important contributions toward executing these strategies. The sizes of the awards were determined based on their respective roles and responsibilities and long-term potential to enhance stockholder value. The Compensation Committee expects to take these awards into account when making decisions about equity compensation to Messrs. Lang and Shao in 2023.

In each case, the awards were granted on the terms and conditions as described above.

Additionally, several executive officers were granted equity awards in prior years. Specifically, Mr. Saylor received a stock option to purchase 400,000 shares of our Class A Stock in 2014; Mr. Le received stock options to purchase 40,000, 40,000, 80,000, 100,000, and 40,000 shares of our Class A Stock in 2015, 2017, 2018, 2019, and 2021, respectively, and RSUs for 1,000 shares of our Class A Stock in 2020; Mr. Adkisson received stock options to purchase 7,500, 12,500, and 7,500 shares of our Class A Stock in 2019, 2020, and 2021, respectively, and RSUs for 800 and 40 shares of our Class A Stock in 2020 and 2021, respectively; Mr. Lang received stock options to purchase 50,000, 30,000, 40,000, 20,000, and 20,000 shares of our Class A Stock in 2015, 2017, 2018, 2019, and 2021, respectively, and RSUs for 1,000 shares of our Class A Stock in 2020; and Mr. Shao received stock options to purchase 20,000, 10,000, 25,000, 20,000, and 20,000 shares of our Class A Stock in 2014, 2015, 2018, 2019, and 2021, respectively, and RSUs for 1,000 shares of our Class A Stock in 2020.

We believe that stock option awards, RSUs, discretionary and sales management variable cash bonus arrangements, and our sales performance incentive fund arrangements, as applicable, provide appropriate short and long-term incentives to our executive officers to increase stockholder value through their collective efforts in corporate functions, product design, engineering, marketing, and sales and services to our customers.

At our Annual Meeting, stockholders will be asked to approve the 2023 Equity Plan, which, if approved, will authorize the issuance of 200,000 new shares for equity award grants, supersede the 2013 Equity Plan, and constitute the incentive plan under which we will grant equity awards to our executive officers in future periods. For additional information, see “Proposal 2—Approval of the MicroStrategy Incorporated 2023 Equity Incentive Plan.”

Perquisites and Other Personal Benefits

In 2022, we provided the executive officers with perquisites and other personal benefits that the Compensation Committee and the CEO, or President & CEO, as applicable, believe are reasonable and consistent with our overall compensation program. We believe that the cost of these benefits to us is a reasonable use of our resources and we monitor these costs closely in reviewing our compensation program. The Company’s payment of these costs may result in imputed compensation to the executive officers for tax purposes. These benefits are designed to:

•	allow our executive officers to participate in important Company meetings and other events;

•

allow our executive officers to maintain appropriate levels of visibility and activity in business, professional, and social circles that may benefit our business, as well as enjoying time with friends and family;

•

allow our executive officers (and in particular, our Executive Chairman) to make more productive and efficient use of their time for Company business and enhance their personal security, in particular during personal travel;

•

allow our executive officers (and in particular, our Executive Chairman) to be in communication with the Company and available to quickly respond to time-sensitive Company matters during personal travel in an environment that allows for confidential communications regarding Company business;

•	promote our executive officers’ health and well-being; and

•	enhance our ability to retain our executive officers.

The Company has a program pursuant to which it arranges for individual disability insurance policies to be provided to eligible executive officers and certain other senior employees as a supplement to the group disability insurance that is available to most Company employees and pays the premiums with respect to such supplemental policies. Certain of our executive officers are eligible to participate in this program.

MICROSTRATEGY | 2023 Proxy Statement	29

The Company has a program pursuant to which it pays the cost of annual healthcare screenings for eligible executive officers. All executive officers are currently eligible to participate in this program.

The Company’s executive officers are also eligible to participate in the Company’s 401(k) plan, which includes an employer match of up to $5,000 annually, and group term life insurance plan, each of which is a benefit available to most Company employees.

The Company owns a Bombardier Global Express XRS aircraft (collectively with additional aircraft that the Company may lease or charter, the “Company Aircraft”). The Company permits personal use of Company Aircraft by executive officers and employees of the Company when the applicable Company Aircraft is not being used exclusively for business.

The Company allows executive officers to make personal use of tickets to sporting, charity, dining, entertainment, or similar events, as well as use of corporate suites, club memberships, or similar facilities that the Company may acquire (collectively, the “Corporate Development Programs”).

From time to time, MicroStrategy’s Board of Directors may hold meetings and other related activities in various locations, for which the Company pays specified travel, lodging, food, beverage, entertainment, and related expenses on behalf of the participants (including any participating executive officers) and their guests.

The Company sponsors an annual trip and related events for sales and service personnel who have met specified performance criteria as well as certain executive officers, other Company personnel, and their guests. The Company pays for specified travel, lodging, food, beverage, entertainment, and related expenses on behalf of the participants (including any participating executive officers) and their guests. The Company has established a policy that the compensation imputed to Michael Saylor as a result of this perquisite, excluding any associated tax gross-up payments, may not exceed $30,000 in any fiscal year.

The Company may also request that Company personnel, including executive officers, participate in conferences, symposia, and other similar events or activities relating to the Company’s business for which the Company pays for the expenses of Company participants and their guests.

From time to time, certain Company personnel, including executive officers, are offered meals prepared by the Company’s in-house catering department (“Company Meals”).

The Company also makes available to Mr. Saylor, as MicroStrategy’s Executive Chairman, perquisites that are not generally available to other executive officers:

•

The Company permits Mr. Saylor to use the services of one or more drivers for his personal use. The Company has established a policy that the aggregate compensation to Mr. Saylor and any other director or employee of the Company as a result of personal use of such car services, excluding any associated tax gross-up payments, may not exceed $100,000 in any fiscal year.

•

The Company subleases, at no rental cost, periodic use of a standard cubicle at the Company’s current headquarters building to Aeromar Management Company, LLC, which is a company wholly owned by Mr. Saylor and through which Mr. Saylor conducts personal business activities.

•

The Company pays for various costs related to a security program pursuant to which security services are provided to Mr. Saylor, provided that the total cost to the Company of such program, together with any associated tax gross-up payments to Mr. Saylor, does not exceed $1,400,000 in any given calendar year (the “Security Program Cap”).

•

The Company permits Mr. Saylor to make personal use of the Company’s in-house catering resources (such use, other than for Company Meals, “Non-Business Catering Use”). The Company has established a policy that the compensation imputed to Mr. Saylor as a result of Non-Business Catering Use, excluding any associated tax gross-up payments, may not exceed $25,000 in any fiscal year.

•

The Company may hold, host, or otherwise arrange events, outings, or other similar entertainment functions at which Mr. Saylor is permitted to entertain personal guests. The Company has established a policy that the aggregate incremental cost to the Company of such entertainment activities (to the extent that they are not Corporate Development Programs) attributable to Mr. Saylor, including any associated tax gross-up payments, may not exceed $75,000 in any fiscal year (the “Entertainment Events Cap”).

•	The Company permits Mr. Saylor to make personal use of the website, Michael.com, which is owned and maintained by the Company.

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To the extent that any of the arrangements described above result in compensation to an executive officer, the Company pays to (or withholds and pays to the appropriate taxing authority on behalf of) such executive officer a tax gross-up in cash approximating his (i) federal and state income and payroll taxes on the taxable income associated with such arrangements, plus (ii) federal and state income and payroll taxes on the taxes that the individual may incur as a result of the payment of taxes by the Company with respect to the imputed compensation, subject to the Entertainment Events Cap and Security Program Cap, as applicable.

The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the Executive Chairman and President & CEO and may adjust, add, or eliminate certain perquisites or benefits. Similarly, the Compensation Committee and President & CEO periodically review the levels of perquisites and other personal benefits provided to the other executive officers and may adjust, add, or eliminate certain perquisites or benefits.

Change-in-control Agreement

The stock option awards and RSUs granted under the 2013 Equity Plan to our executive officers provide or provided, as applicable, for vesting in full (i) upon the occurrence of a change in control event under specified conditions or (ii) upon the termination without cause or resignation for good reason of the applicable executive officer within 12 months following a change in control event, in each case as described above in the “—Elements Used to Achieve 2022 Compensation Objectives—Equity Awards” section. For details on potential payments upon a change in control, please see “Executive and Director Compensation—Executive Officer Compensation—Potential Payments Upon Termination or Change in Control.”

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

By the Compensation Committee of the Board of Directors of MicroStrategy Incorporated.

Carl J. Rickertsen
Jarrod M. Patten
Leslie J. Rechan

MICROSTRATEGY | 2023 Proxy Statement	31

Executive Officer Compensation

The compensation information set forth below relates to compensation paid by us to the individuals serving as either our principal executive officer or principal financial officer and the other executive officers who were serving as executive officers as of December 31, 2022. In this section, we refer to all of these individuals as our “named executive officers” or our “executive officers.”

Summary Compensation Table

The table below sets forth certain information concerning the compensation of the executive officers for the fiscal years ended December 31, 2022, December 31, 2021, and December 31, 2020, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($)		All Other Compensation ($)(1)		Total ($)
Michael J. Saylor(2) Chairman of the Board & Executive Chairman (Former Principal Executive Officer)	2022	1	—		—		—		670,811	(13)	670,812
	2021	1	—		—		—		2,780,240		2,780,241
	2020	1	—		—		—		407,159		407,160
Phong Q. Le(3) President & Chief Executive Officer	2022	939,773	770,000	(6)	—		18,324,800	(12)	139,787	(14)	20,174,360
	2021	900,000	1,000,000	(6)	—		15,237,200	(12)	1,581,384		18,718,584
	2020	743,583	900,000	(6)	192,270	(11)	—		43,348		1,879,202
Andrew Kang(4) Senior Executive Vice President & Chief Financial Officer	2022	413,333	424,658	(7)	987,200	(11)	1,921,500	(12)	5,080	(15)	3,751,771
Kevin L. Adkisson Senior Executive Vice President & Chief Revenue Officer	2022	400,000	645,804	(8)	—		4,550,200	(12)	27,563	(16)	5,623,567
Timothy E. Lang(5) Senior Executive Vice President & Chief Technology Officer	2022	640,000	500,000	(9)	—		6,375,400	(12)	28,745	(17)	7,544,145
	2021	600,000	575,000	(9)	—		7,618,600	(12)	35,502		8,829,102
	2020	545,167	550,000	(9)	192,270	(11)	—		5,120		1,292,557
W. Ming Shao Senior Executive Vice President, General Counsel & Secretary	2022	640,000	550,000	(10)	—		6,983,800	(12)	36,487	(18)	8,210,287
	2021	600,000	650,000	(10)	—		7,618,600	(12)	42,445		8,911,045
	2020	548,167	550,000	(10)	192,270	(11)	—		5,120		1,295,557

(1)

All Other Compensation includes the value of perquisites and other personal benefits, employer 401(k) Plan Match, and group term Life Insurance for the executive officer, as well as tax gross-ups paid to him or her for the fiscal year.

For purposes of the amounts reported in this column for 2022:

•	“401(k) Plan Match” refers to matching payments of up to $5,000 annually made by the Company under the Company’s 401(k) plan, which is a benefit available to most Company employees;

•	“Company Aircraft” refers to the Bombardier Global Express XRS aircraft owned by the Company collectively with additional aircraft that we may lease or charter;

•

“Corporate Development Programs” refer to tickets to sporting, charity, dining, entertainment, or similar events, as well as use of corporate suites, club memberships, or similar facilities that the Company may acquire;

•	“Life Insurance” refers to premiums paid by the Company with respect to a group term life insurance plan, which is a benefit available to most Company employees;

•

“President’s Club” refers to an annual trip and related events for sales and services personnel who have met specified performance criteria as well as certain executive officers, other Company personnel, and their guests;

•	“Security Program” refers to the expenses related to the security program pursuant to which the Company pays for various costs related to the provision of security to Mr. Saylor;

•	“SPIF” refers to compensation from a sales performance incentive fund for migrating customers to our MCE (Cloud) service;

•	“Sublease” refers to the sublease of office space by the Company to Aeromar Management Company, LLC, which is wholly owned by Mr. Saylor; and

•

“Supplemental Disability Insurance” refers to premiums paid by the Company with respect to individual disability insurance policies provided to certain Company personnel, including eligible executive officers, as a supplement to the group disability insurance that is available to most Company employees.

32	MICROSTRATEGY | 2023 Proxy Statement

See “Executive and Director Compensation—Compensation Discussion and Analysis” for further discussion of the benefits referred to in this footnote.

With respect to each item of All Other Compensation, we report the aggregate incremental cost to the Company. We generally calculate aggregate incremental cost to the Company by disregarding fixed costs that the Company has already incurred as a general matter but are necessary to provide the item and aggregating only the variable costs that the Company incurs as a result of providing the item to the executive officer. We calculate aggregate incremental cost to the Company for the following perquisites that represented the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for a particular executive officer as indicated below:

•

With respect to the Company Aircraft, we have determined that there is no aggregate incremental cost to the Company when personal guests of executive officers accompany executive officers on business flights. When the purpose of the flight is personal in nature, we determine the aggregate incremental cost of providing the Company Aircraft for personal use by aggregating variable costs associated with the particular flight such as fuel costs, crew travel expenses, casual and temporary labor costs, aviation staff expenses, aircraft trip planning fees, handler and landing fees, and catering costs. In addition, with respect to 2021 only, when determining the aggregate incremental cost of providing the Company Aircraft for personal use we also attributed to such personal use a pro rata share of the fixed costs of maintaining the Company Aircraft during the year (determined based on the total flight hours of an executive officer’s personal use in 2021 compared to the total flight hours of the Company Aircraft for all uses during 2021), due to the overall use of the Company Aircraft in 2021 having been primarily for personal rather than business purposes. This resulted in a substantial increase in aggregate incremental cost per flight hour of personal use for 2021 as compared both to prior years and to 2022.

•

With respect to the Security Program, we have determined that the aggregate incremental cost to the Company of providing this benefit is calculated by prorating certain aggregated costs associated with the operation of the Security Program by the percentage of time spent by the security specialists on matters that are personal in nature. Such costs include compensation and fees for the security specialists, travel, parking, lodging, and meal expenses associated with the provision of security services, consulting and advisory fees, rent and related office expenses, training, and other business costs. In addition, the aggregate incremental cost to the Company of providing the Security Program includes amounts paid by the Company to enhance the operation and security of the network infrastructure at certain properties owned by Mr. Saylor.

(2)	Mr. Saylor ceased serving as the Company’s Chief Executive Officer and began serving as the Company’s Executive Chairman in August 2022.
(3)

During 2020, Mr. Le served as the Company’s Senior Executive Vice President & Chief Operating Officer until Lisa Mayr’s resignation in April 2020. From April 2020 to July 2020, Mr. Le served as the Company’s Senior Executive Vice President, Chief Operating Officer & Chief Financial Officer. In July 2020, Mr. Le was appointed as the Company’s President and ceased serving as the Company’s Senior Executive Vice President & Chief Operating Officer. Mr. Le ceased serving as the Company’s Chief Financial Officer in May 2022 and began serving as the Company’s Chief Executive Officer in August 2022.

(4)	Mr. Kang joined the Company and began serving as the Company’s Senior Executive Vice President & Chief Financial Officer in May 2022.
(5)	Mr. Lang resigned as Senior Executive Vice President & Chief Technology Officer effective as of April 14, 2023.
(6)	Amount shown represents a discretionary cash bonus awarded to Mr. Le for the respective fiscal year.
(7)

Amount shown represents (i) a one-time reporting bonus of $100,000 and (ii) a discretionary cash bonus of $324,658 awarded to Mr. Kang. The cash bonus award was a prorated amount to reflect time worked in 2022.

(8)

Amount shown represents quarterly cash bonus awards pursuant to Mr. Adkisson’s 2022 Sales Management Variable Compensation Plan (“Variable Compensation Plan”) as well as additional promotional cash bonus awards paid to Mr. Adkisson pursuant to the SPIF, all of which were made with respect to Mr. Adkisson’s performance in 2022. The amounts of these individual cash bonus awards were determined according to performance criteria relating to revenue, teamwork, and professional development goals specified in the Variable Compensation Plan and under the SPIF, as applicable.

(9)	Amount shown represents a discretionary cash bonus awarded to Mr. Lang for the respective fiscal year.
(10)	Amount shown represents a discretionary cash bonus awarded to Mr. Shao for the respective fiscal year.
(11)

Represents the grant date fair value of RSUs granted under the 2013 Equity Plan, calculated in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See Note 11 “Share-based Compensation” to the Company’s consolidated financial statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for the assumptions made in determining grant date fair value for the RSUs. This amount reflects the grant date fair value for the RSUs and is not intended to represent the value, if any, that has been or will be actually realized by the individual.

(12)

Represents the grant date fair value of an option to purchase shares of our Class A Stock granted under the 2013 Equity Plan, calculated in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See Note 11 “Share-based Compensation” to the Company’s consolidated financial statements set forth in the Company’s Annual Report on Form 10-K for the years ended December 31, 2021 and December 31, 2022, for the assumptions made in determining grant date fair value for the option. This amount reflects the grant date fair value for the option and is not intended to represent the value, if any, that has been or will be actually realized by the individual.

(13)

Amount shown consists of (i) $272,731 in connection with the Security Program, (ii) $252,174 in connection with personal use of the Company Aircraft, (iii) $141,681 in tax gross-ups paid to Mr. Saylor for 2022, (iv) $2,500 in connection with personal use of a Company website, and (v) $1,725 in connection with personal use of Corporate Development Programs.

(14)

Amount shown consists of (i) $87,816 in connection with personal use of the Company Aircraft, (ii) $35,164 in tax gross-ups paid to Mr. Le for 2022, (iii) $11,687 in connection with President’s Club, (iv) $5,000 in connection with 401(k) Plan Match, and (v) $120 in connection with Life Insurance.

(15)	Amount shown consists of (i) $5,000 in connection with 401(k) Plan Match and (ii) $80 in connection with Life Insurance.
(16)

Amount shown consists of (i) $12,501 in connection with President’s Club, (ii) $9,942 in tax gross-ups paid to Mr. Adkisson for 2022, (iii) $5,000 in 401(k) Plan Match, and (iv) $120 in connection with Life Insurance.

(17)

Amount shown consists of (i) $12,970 in connection with President’s Club, (ii) $10,655 in tax gross-ups paid to Mr. Lang for 2022, (iii) $5,000 in connection with 401(k) Plan Match, and (iv) $120 in connection with Life Insurance.

(18)

Amount shown consists of (i) $13,237 in connection with President’s Club, (ii) $10,874 in tax gross-ups paid to Mr. Shao for 2022, (iii) $7,256 in Supplemental Disability Insurance, (iv) $5,000 in connection with 401(k) Plan Match, and (v) $120 in connection with Life Insurance.

MICROSTRATEGY | 2023 Proxy Statement	33

Grants of Plan-based Awards for 2022

The following table sets forth certain information concerning grants of plan-based awards to the executive officers for the fiscal year ended December 31, 2022:

			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Grant Type
Michael J. Saylor	—	—	—	—	—	—
Phong Q. Le	2/17/2022	Options	—	40,000	$404.60	9,100,400
Phong Q. Le	9/13/2022	Options	—	60,000	$231.25	9,224,400
Kevin L. Adkisson	2/17/2022	Options	—	20,000	$404.60	4,550,200
Andrew Kang	5/18/2022	Options	—	15,000	$197.44	1,921,500
Andrew Kang	5/18/2022	RSUs	5,000	—	—	987,200
Timothy E. Lang(4)	2/17/2022	Options	—	20,000	$404.60	4,550,200
Timothy E. Lang(4)	11/10/2022	Options	—	15,000	$175.00	1,825,200
W. Ming Shao	2/17/2022	Options	—	20,000	$404.60	4,550,200
W. Ming Shao	11/10/2022	Options	—	20,000	$175.00	2,433,600

(1)

Amount shown relates to RSUs. The RSUs (i) will vest as to 25% of the original number of RSUs on the first anniversary of the date of grant and will vest as to an additional 25% on each anniversary thereafter until fully vested, unless earlier terminated in accordance with the terms of the 2013 Equity Plan and/or Mr. Kang’s RSU agreement, (ii) provide for vesting in full in connection with a change in control event under specified conditions as set forth in Mr. Kang’s RSU agreement, and (iii) are otherwise subject to such other terms and conditions as are set forth in Mr. Kang’s RSU agreement and the 2013 Equity Plan.

(2)

For options, the amounts shown relate to options to purchase shares of our Class A Stock granted under the 2013 Equity Plan. Each option (i) is not intended to qualify as an incentive stock option, (ii) expires on the tenth anniversary of the date of grant, (iii) vested or will vest as to 25% of the original number of shares subject to the stock option on the first anniversary of the date of grant and vests as to an additional 25% on each anniversary thereafter until the option is vested in full, unless earlier terminated in accordance with the terms of the 2013 Equity Plan or the applicable option agreement, (iv) provides for vesting in full in connection with a change in control event under specified conditions as set forth in the applicable option agreement, and (v) is otherwise subject to such other terms and conditions as are set forth in the applicable option agreement and the 2013 Equity Plan.

(3)

Amounts calculated in accordance with FASB ASC Topic 718, “Compensation – Stock Compensation.” See Note 11 “Share-based Compensation” to the Company’s consolidated financial statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for the assumptions made in determining grant date fair values. These amounts reflect the grant date fair values for the options and RSUs and are not intended to represent the value, if any, that has been or will be actually realized by the individual.

(4)	Mr. Lang resigned as Senior Executive Vice President & Chief Technology Officer effective as of April 14, 2023.

34	MICROSTRATEGY | 2023 Proxy Statement

Outstanding Equity Awards at 2022 Fiscal Year-end

The following table sets forth information concerning unexercised options and unvested RSUs outstanding as of December 31, 2022, for each of the executive officers. All option awards and RSUs were with respect to our Class A Stock and were granted under the 2013 Equity Plan.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price per Share ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)
Michael J. Saylor	400,000	—	121.43	4/30/2024	—	—
Phong Q. Le	10,000	—	189.16	3/8/2027	—	—
	20,000	—	131.53	2/8/2028	—	—
	50,000	25,000	151.60	11/22/2029	—	—
	10,000	30,000	691.23	2/23/2031	—	—
	—	40,000	404.60	2/17/2032	—	—
	—	60,000	231.15	9/13/2032	—	—
	—	—	—	—	500	70,785
Kevin L. Adkisson	3,750	1,875	151.60	11/22/2029	—	—
	3,125	6,250	123.92	7/31/2030	—	—
	1,875	5,625	691.23	2/23/2031	—	—
	—	20,000	404.60	2/17/2032	—	—
	—	—	—	—	430	60,875
Andrew Kang	—	15,000	197.44	5/18/2032	—	—
	—	—	—	—	5,000	707,850
Timothy E. Lang(4)	10,000	—	189.16	3/8/2027	—	—
	10,000	—	131.53	2/8/2028	—	—
	10,000	5,000	151.60	11/22/2029	—	—
	5,000	15,000	691.23	2/23/2031	—	—
	—	20,000	404.60	2/17/2032	—	—
	—	15,000	175.00	11/10/2032	—	—
	—	—	—	—	500	70,785
W. Ming Shao	6,250	—	131.53	2/8/2028	—	—
	13,250	5,000	151.60	11/22/2029	—	—
	5,000	15,000	691.23	2/23/2031	—	—
	—	20,000	404.60	2/17/2032	—	—
	—	20,000	175.00	11/10/2032	—	—
	—	—	—	—	500	70,785

(1)

Each option (i) is not intended to qualify as an incentive stock option, (ii) has an exercise price per share equal to the closing sale price of our Class A Stock as quoted on Nasdaq on the grant date, (iii) expires on the tenth anniversary of the grant date, (iv) vested or will vest as to 25% of the original number of shares subject to the stock option on the first anniversary of the grant date and vests as to an additional 25% on each anniversary thereafter until the option is vested in full, unless earlier terminated in accordance with the terms of the 2013 Equity Plan or the applicable option agreement, (v) provides for vesting in full in connection with a change in control event under specified conditions as set forth in the applicable option agreement, and (vi) is otherwise subject to such other terms and conditions as are set forth in the applicable option agreement and the 2013 Equity Plan.

(2)

Amounts shown relate to RSUs. The RSUs (i) will vest as to 25% of the underlying shares on the first anniversary of the grant date and as to an additional 25% on each anniversary thereafter until the RSUs are vested in full, unless earlier terminated in accordance with the terms of the 2013 Equity Plan or the applicable RSU agreement, (ii) provides for vesting in full in connection with a change in control event under specified conditions as set forth in the applicable RSU agreement, and (iii) is otherwise subject to such other terms and conditions as are set forth in the applicable RSU agreement and the 2013 Equity Plan.

MICROSTRATEGY | 2023 Proxy Statement	35

(3)	The market value of the RSUs is based on the closing price of our Class A Stock on Nasdaq on December 31, 2022/
(4)	Mr. Lang resigned as Senior Executive Vice President & Chief Technology Officer effective as of April 14, 2023.

Stock Vested in 2022

The following table sets forth information concerning the number of shares acquired, and the value realized on vesting of stock awards during the fiscal year ended December 31, 2022, by each of the executive officers. No stock options were exercised by the executive officers during the fiscal year ended December 31, 2022.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael J. Saylor	—	—
Phong Q. Le	250	43,795
Kevin L. Adkisson	210	36,751
Andrew Kang	—	—
Timothy E. Lang(1)	250	43,795
W. Ming Shao	250	43,795

(1)	Mr. Lang resigned as Senior Executive Vice President & Chief Technology Officer effective as of April 14, 2023.

Potential Payments Upon Termination or Change in Control

The options to purchase shares of our Class A Stock granted under the 2013 Equity Plan to the executive officers outstanding as of December 31, 2022 provide for vesting in full in connection with a change in control event if the executive officer is terminated without “cause” by the Company or resigns for “good reason,” in each case as defined in the applicable option agreement, within 12 months following the change in control event or if the acquiring company does not assume the options or substitute equivalent awards. If such a change in control event had occurred on December 31, 2022, and the specified conditions as set forth in the applicable option agreement were satisfied:

•	no portion of the option held by Mr. Saylor would have been subject to accelerated vesting because the option was already fully vested as of December 31, 2022;

•

no portion of the options held by Mr. Le would have been subject to accelerated vesting, or if subject to accelerated vesting would have resulted in a benefit, because (i) with respect to the option granted in 2017, the remaining shares underlying such option were already fully vested as of December 31, 2022, (ii) with respect to the option granted in 2018, the remaining shares underlying such option were already fully vested as of December 31, 2022, (iii) with respect to the option granted in 2019, the remaining shares underlying such option were either already vested as of December 31, 2022 or would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022, (iv) with respect to the option granted in 2021, the remaining shares underlying such option were either already vested as of December 31, 2022 or would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022, (v) with respect to the option granted in February 2022, the remaining shares underlying such option would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022, and (vi) with respect to the option granted in September 2022, the remaining shares underlying such option would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022;

•

vesting of the options held by Mr. Adkisson would have been accelerated with respect to 6,250 shares granted in 2020, representing a benefit of $110,313, based on the difference between $123.92, the exercise price per share of the option, and $141.57, the closing price of our Class A Stock on Nasdaq on December 30, 2022; no portion of the remaining options held by Mr. Adkisson would have been subject to accelerated vesting, or if subject to accelerated vesting would have resulted in a benefit, because (i) with respect to the option granted in 2019, the remaining shares underlying such option were either already vested as of December 31, 2022 or would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022, (ii) with respect to the option granted in 2021, the remaining shares underlying such option were either already vested as of December 31, 2022 or would not have resulted in a benefit because the

36	MICROSTRATEGY | 2023 Proxy Statement

exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022, and (iii) with respect to the option granted in 2022, the remaining shares underlying such option would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022;

•

the option held by Mr. Kang, granted in 2022, would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022;

•

no portion of the options held by Mr. Lang would have been subject to accelerated vesting, or if subject to accelerated vesting would have resulted in a benefit, because (i) with respect to the option granted in 2017, the remaining shares underlying such option were already fully vested as of December 31, 2022, (ii) with respect to the option granted in 2018, the remaining shares underlying such option were already fully vested as of December 31, 2022, (iii) with respect to the option granted in 2019, the remaining shares underlying such option were either already vested as of December 31, 2022 or would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022, (iv) with respect to the option granted in 2021, the remaining shares underlying such option were either already vested as of December 31, 2022 or would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022, (v) with respect to the option granted in February 2022, the remaining shares underlying such option would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022, and (vi) with respect to the option granted in November 2022, the remaining shares underlying such option would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022; and

•

no portion of the options held by Mr. Shao would have been subject to accelerated vesting, or if subject to accelerated vesting would have resulted in a benefit, because (i) with respect to the option granted in 2018, the remaining shares underlying such option were already fully vested as of December 31, 2022, (ii) with respect to the option granted in 2019, the remaining shares underlying such option were either already vested as of December 31, 2022 or would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022, (iii) with respect to the option granted in 2021, the remaining shares underlying such option were either already vested as of December 31, 2022 or would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022, (iv) with respect to the option granted in February 2022, the remaining shares underlying such option would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022, and (v) with respect to the option granted in November 2022, the remaining shares underlying such option would not have resulted in a benefit because the exercise price of the shares underlying such option was greater than the closing price of our Class A Stock on Nasdaq on December 30, 2022.

As with the options, the RSUs granted under the 2013 Equity Plan to the executive officers outstanding as of December 31, 2022 provide for vesting in full in connection with a change in control event if the executive officer is terminated without “cause” by the Company or resigns for “good reason,” in each case as defined in the applicable RSU agreement, within 12 months following the change in control event or if the acquiring company does not assume the RSUs or substitute equivalent awards. If such a change in control event had occurred on December 31, 2022, and the specified conditions as set forth in the applicable RSU agreement were satisfied, (i) the vesting of the RSUs held by each of Messrs. Le, Lang, and Shao would have been accelerated with respect to 500 shares each, representing a benefit of $70,785 each, (ii) the vesting of the RSUs held by Mr. Adkisson would have been accelerated with respect to 430 shares, representing a benefit of $60,875, and (iii) the vesting of the RSUs held by Mr. Kang would have been accelerated with respect to 5,000 shares, representing a benefit of $707,850, in each case based on the $141.57 closing price of our Class A Stock on Nasdaq on December 30, 2022.

In addition, under the offer letter he executed in connection with joining the Company, Mr. Kang is entitled to a severance payment in the event that his employment was terminated without cause, as defined in the offer letter, in an amount equal to twelve (12) months of base salary and an additional amount to be determined by the Company not to exceed his annual bonus potential prorated for the time he worked in that year up through his termination date, contingent on signing and not revoking a general release of claims against the Company. Assuming that the triggering event for such payment occurred on December 31, 2022, Mr. Kang would have been entitled to a severance payment of $640,000 (his base salary as of such date) plus an additional amount to be determined by the Company of up to $324,658 (his annual bonus potential of $500,000 prorated from his start date of May 9, 2022).

MICROSTRATEGY | 2023 Proxy Statement	37

Director Compensation

Prior to October 2022, each non-employee or “outside” director received a fee of $37,500 for each quarterly meeting of the Board that the outside director attended in person. From March 2020 to April 2022, in light of continued concerns related to the COVID-19 pandemic, an outside director’s attendance virtually at a Board or committee meeting was considered attendance in person at the meeting. Since April 2022, we returned to holding quarterly Board and committee meetings in person and an outside director was paid the meeting fee for attending a quarterly Board meeting via telephonic conference call if the outside director had good reason for the outside director’s failure to attend such meeting in person as determined by the Chairman of the Board, but such payment was limited to one occurrence in any given fiscal year. Since October 2022, each outside director receives a fee of $37,500 for each quarterly meeting of the Board that the outside director attends in person, telephonically, or virtually.

Each outside director who is a member of the Audit Committee also currently receives a fee of $10,000 (or $12,500 in the case of the Chair of the Audit Committee) for each quarterly meeting of such committee that the outside director attends in person, telephonically, or virtually. Each outside director who is a member of the Compensation Committee also currently receives a fee of $5,000 (or $7,500 in the case of the Chair of the Compensation Committee), which is paid quarterly; provided that, in order to be eligible to receive the fee with respect to a fiscal quarter, the outside director must have served on the Compensation Committee on the last day of such fiscal quarter. Each outside director may also currently receive up to an additional $12,000 of fees in the aggregate in any fiscal quarter for additional services delegated by the Board to such outside director in the outside director’s capacity as a member of the Audit Committee, the Compensation Committee, the Board, or any other committee of the Board; provided that any such fee paid with respect to a particular service must be approved by the Board following the completion of such service by the outside director. Beginning in April 2021, outside directors have received all fees for their service on the Board in bitcoin instead of cash. The amount of Board fees payable to outside directors has remained unchanged since that time and is nominally denominated in U.S. dollars. At the time of payment, the fees are converted from U.S. dollars into bitcoin by the payment processor and then deposited into the digital wallet of the applicable outside director.

In April 2023, the Compensation Committee recommended, and the Board approved, amendments to the compensation program for the Company’s outside directors. Commencing with the conclusion of the Annual Meeting, each outside director will receive an annual retainer of $100,000 ($25,000 per quarter), which will not be contingent on meeting attendance. Each outside director who is a member of the Audit Committee will also receive a quarterly fee of $10,000 (or $15,000 in the case of the Chair of the Audit Committee); provided that, in order to be eligible to receive the fee with respect to a fiscal quarter, the outside director must serve on the Audit Committee on the last day of such fiscal quarter. Each outside director who is a member of the Compensation Committee will also receive a quarterly fee of $5,000 (or $7,500 in the case of the Chair of the Compensation Committee); provided that, in order to be eligible to receive the fee with respect to a fiscal quarter, the outside director must serve on the Compensation Committee on the last day of such fiscal quarter. Outside directors will no longer be eligible to receive additional retainers for additional delegated services. Outside directors will continue to receive the annual retainer for their service on the Board and all fees for their service on the Audit Committee or Compensation Committee in bitcoin instead of cash, in a manner consistent with the process described above.

Additionally, since May 2015, each outside director has received on May 31 of each year an automatic annual stock option award to purchase 5,000 shares of our Class A Stock in accordance with the terms of the 2013 Equity Plan. If the 2023 Equity Plan is approved by the stockholders at the Annual Meeting, on May 31 of each year beginning in 2023, each non-employee director who is then serving as a non-employee director as of such date will automatically be granted Awards with an aggregate fair value (calculated based on grant date fair value for financial reporting purposes) equal to $300,000, half of which ($150,000) will consist of non-statutory stock options and half of which ($150,000) will consist of RSUs. Each such Award will vest on the first anniversary of the date of grant.

In making these determinations, the Board and Compensation Committee reviewed analysis and recommendations prepared by WTW, including peer group data and percentiles provided by WTW as a baseline for comparison. The peer group included 16 companies with industry classifications of systems software, application software and data processing and outsourced services. Relative to this peer group, for the year ended December 31, 2021, the Company ranked in the 38th percentile by revenue, for the three-year period ended December 31, 2021, the Company ranked in the 86th percentile by 3-year cumulative total shareholder return, and as of June 1, 2022, the Company ranked in the 38th percentile by market capitalization. The estimated total remuneration associated with the new compensation program for all the Company’s current outside directors in the aggregate (calculated by including annual retainers and equity awards for all outside directors but excluding all committee retainers and meeting fees) is at approximately the 50th percentile relative

38	MICROSTRATEGY | 2023 Proxy Statement

to the peer group. The Board and Compensation Committee also considered the historical compensation paid to non-employee directors, the uniqueness of the Company’s bitcoin acquisition strategy, the Board’s increased engagement with management and the overall size of the Board.

From time to time, the Board may hold meetings and other related activities in various locations for which the Company pays for the expenses of outside directors and their guests (“Meeting Activities”). In addition, we may hold, host, or otherwise arrange parties, outings, or other similar entertainment events for which the Company pays for the expenses of outside directors and their guests (“Entertainment Events”). We may also request that outside directors participate in conferences, symposia, and other similar events or activities relating to our business for which the Company pays the expenses of outside directors and their guests (“Company-sponsored Activities” and collectively with Meeting Activities and Entertainment Events, “MicroStrategy Activities”). Any employee director is also eligible to participate in MicroStrategy Activities.

We are also authorized to make available, from time to time, for personal use by outside directors: tickets to sporting, charity, dining, entertainment, or similar events, as well as use of corporate suites, club memberships, or similar facilities that we may acquire; Company-owned vehicles and related driving services; the services of one or more drivers for vehicles other than Company-owned vehicles; and the Company’s Bombardier Global Express XRS aircraft (collectively with additional aircraft that we may lease or charter, the “Company Aircraft”). Outside directors may make personal use of Company Aircraft; provided that (a) all outside directors are invited by the Company to travel on the applicable flight and (b) such personal use is in connection with the outside director’s participation in one or more (1) Meeting Activities, (2) Entertainment Events to which all outside directors have been invited, or (3) Company-sponsored Activities. In addition, outside directors may make personal use of Company Aircraft on a “ride-along” basis. We also make available to outside directors certain medical, dental, and vision insurance plan benefits that we offer to our U.S. employees.

To the extent that any of the arrangements described above, other than fee compensation, result in imputed compensation to an outside director, we pay to (or withhold and pay to the appropriate taxing authority on behalf of) such outside director a tax gross-up in cash approximating his (i) federal and state income and payroll taxes on the taxable income associated with such arrangements, plus (ii) federal and state income and payroll taxes on the taxes that the outside director may incur as a result of the payment of taxes by us with respect to the imputed compensation, subject to the aggregate amount limitations described above in “Executive and Director Compensation—Compensation Discussion and Analysis,” if applicable.

The following table sets forth information concerning the compensation of each of our non-employee directors for the fiscal year ended December 31, 2022. For more information regarding the compensation of our employee directors, Messrs. Saylor and Le, please see “Executive and Director Compensation—Executive Officer Compensation” above.

Name	Fees Earned or Paid in Bitcoin ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Stephen X. Graham	200,000	855,650	11,575	1,067,225
Jarrod M. Patten	210,000	855,650	—	1,065,650
Leslie J. Rechan	170,000	855,650	—	1,025,650
Carl J. Rickertsen	220,000	855,650	6,147	1,081,797

(1)

Represents the grant date fair value of an option to purchase shares of our Class A Stock awarded to each non-employee director on May 31, 2022, constituting the automatic annual grant awarded to each non-employee director pursuant to the 2013 Equity Plan, and calculated in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See Note 11 “Share-based Compensation” to the Company’s consolidated financial statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for the assumptions made in determining grant date fair value for these options. The amounts reflect the grant date fair value for these options and are not intended to represent the value, if any, that has been or will be actually realized by the individual. As of December 31, 2022, our non-employee directors held the following shares of our Class A Stock and the following number of outstanding options to purchase shares of our Class A Stock:

Name	Shares of Class A Stock	Outstanding Options(a)
Stephen X. Graham	200	39,000
Jarrod M. Patten	—	64,000
Leslie J. Rechan	2,000	21,250
Carl J. Rickertsen	4,000	17,500

MICROSTRATEGY | 2023 Proxy Statement	39

(a)

Each option (i) is not intended to qualify as an incentive stock option, (ii) has an exercise price per share equal to the closing sale price of our Class A Stock as quoted on Nasdaq on the grant date, (iii) expires on the tenth anniversary of the grant date, (iv) vested or will vest as to 25% of the original number of shares subject to the stock option on the first anniversary of the grant date and vests as to an additional 25% on each anniversary thereafter until the option is vested in full, unless earlier terminated in accordance with the terms of the 2013 Equity Plan or the applicable option agreement, (v) provides for vesting in full in connection with a change in control event under specified conditions as set forth in the applicable option agreement, and (vi) is otherwise subject to such other terms and conditions as are set forth in the applicable option agreement and the 2013 Equity Plan.

(2)

All Other Compensation includes the value of perquisites and other personal benefits for the director, as well as tax gross-ups paid to the applicable director for the fiscal year, but does not include perquisites and other personal benefits for the director if the total value of all perquisites and other personal benefits for such director in a given fiscal year was less than $10,000. For the fiscal year ended December 31, 2022, the figures shown in this column represent only tax gross-ups paid to the applicable director for the fiscal year. Personal use of the Company Aircraft by Messrs. Graham, Patten, and Rickertsen resulted in no aggregate incremental cost to the Company.

40	MICROSTRATEGY | 2023 Proxy Statement

Equity Compensation Plan Information

The following table provides information as of December 31, 2022, about our Class A Stock authorized for issuance under our 2013 Equity Plan and our 2021 Employee Stock Purchase Plan (the “2021 ESPP”), which were our only equity compensation plans in effect as of December 31, 2022:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (#)	Weighted average exercise price of outstanding options, warrants, and rights ($/Sh)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by stockholders	1,696,496	$288.30(1)	155,125(2)
Equity compensation plans not approved by stockholders	—	—	—
Total	1,696,496	$288.30(1)	155,125(2)

(1)

Represents the weighted-average exercise price of 1,576,879 options and 119,617 RSUs issued under our 2013 Equity Plan. The weighted-average exercise price of the options is $288.30. The RSUs do not have an exercise price.

(2)

Consists of 75,662 shares remaining available for issuance under the 2013 Equity Plan and 79,463 shares remaining available for issuance under the 2021 ESPP. This number excludes 12,672 shares that were issued at the end of the ESPP purchase period, which began on September 1, 2022, and ended on February 28, 2023, after the end of our 2022 fiscal year. Shares available for issuance under the 2013 Equity Plan may be issued pursuant to options, stock appreciation rights, restricted stock, RSUs, and other stock-based awards.

MICROSTRATEGY | 2023 Proxy Statement	41

Pay Versus Performance
As discussed in “Executive and Director Compensation—Compensation Discussion and Analysis,” the goal of our compensation program for our executive officers is the same as our goal for operating the Company—to create long-term value for our stockholders. The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officers (the “PEOs”) and our other named executive officers (the
“Non-PEO
Named Executive Officers”) as presented in the Summary Compensation Table on page 32 (the “SCT Amounts”), (ii) the “compensation actually paid” to our PEOs and our
Non-PEO
Named Executive Officers, as calculated pursuant to the SEC’s pay-versus-performance
rules (the “CAP Amounts”), (iii) certain financial performance measures, and (iv) the relationship of the CAP Amounts to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation
S-K
under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our Compensation Committee and the CEO or President & CEO, as applicable, make compensation decisions in light of Company or individual performance. For discussion of how our Compensation Committee and the CEO or President & CEO, as applicable, make compensation decisions, please see “Executive and Director Compensation—Compensation Discussion and Analysis” beginning on page 20.
Pay Versus Performance

Year	Summary Compen- sation Table Total for First PEO (1) ($)	Summary Compen- sation Table Total for Second PEO (1) ($)	Compen- sation Actually Paid to First PEO (2) ($)	Compen- sation Actually Paid to Second PEO (2) ($)	Average Summary Compen- sation Table Total for Non-PEO Named Executive Officers (3) ($)	Average Compen- sation Actually Paid to Non-PEO Named Executive Officers (2) ($)	Value of Initial Fixed $100 Investment Based on:		Net Loss (6) ($)	Non-GAAP Adjusted Income from Operations (6) ($)
							Total Shareholder Return (4) ($)	Peer Group Total Shareholder Return (5) ($)
2022	670,812	20,174,360	670,812	(15,836,288)	6,282,443	(1,983,026)	99	133	(1,469,797,000)	74,163,000
2021	2,780,241	N/A	2,780,241	N/A	12,152,910	27,803,878	382	207	(535,480,000)	90,220,000
2020	407,160	N/A	407,160	N/A	1,308,109	11,094,471	272	150	(7,524,000)	68,226,000

(1)
Mr. Saylor (our “First PEO”) served as our PEO in each of 2020 and 2021, and until August 7, 2022. Mr. Le (our “Second PEO”) served as our PEO in 2022 commencing on August 8, 2022. The amounts reported under Summary Compensation Table Total for First PEO and Summary Compensation Table Total for Second PEO reflect the total compensation amounts reported in the “Summary Compensation Table” for our First PEO and our Second PEO, respectively, for each respective year.

(2)
The following table describes the adjustments, each of which is prescribed by SEC rule, to calculate the CAP Amounts from the SCT Amounts. The SCT Amounts and the CAP Amounts do not reflect the actual amounts of compensation earned by or paid to the executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation
S-K
under the Exchange Act.

42	MICROSTRATEGY | 2023 Proxy Statement

Adjustments	2022			2021		2020
	First PEO ($)	Second PEO ($)	Non-PEO Named Executive Officers* ($)	PEO ($)	Non-PEO Named Executive Officers * ($)	PEO ($)	Non-PEO Named Executive Officers * ($)
SCT Total Compensation	670,812	20,174,360	6,282,443	2,780,241	12,152,910	407,160	1,308,109
Adjustments for stock and option awards
Less: Aggregate value for stock awards and option awards included in SCT Amounts for the covered fiscal year	—	(18,324,800)	(5,204,525)	—	(10,158,133)	—	(144,203)
Plus: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	—	8,087,752	2,363,133	—	6,768,250	—	291,412
Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	—	(14,730,642)	(3,518,449)	—	6,072,885	—	9,894,279
Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	—	(11,042,958)	(1,905,628)	—	12,967,966	—	424,806
Less: Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	—	—	—	—	—	—	(679,932)
CAP Amounts (as calculated)	670,812	(15,836,288)	(1,983,026)	2,780,241	27,803,878	407,160	11,094,471

*	Amounts presented are averages for the entire group of Non-PEO Named Executive Officers in each respective year.

Stock option grant date fair values were calculated based on the Black-Scholes valuation model as of the grant date. The calculations of stock option fair values as of each measurement date were made using the Black-Scholes valuation model, using the stock price as of the measurement date with updated assumptions (i.e., expected term, volatility, and risk free rates) as of the measurement date. In updating the expected term assumptions as of each measurement date, we considered the passage of time, exercise history, and
“in-the-money”
status of awards (i.e. how much the award’s exercise price was above or below the market price of the underlying class A common stock issuable upon exercise of such award) and adjusted the expected term, as applicable. RSU grant date fair values were calculated using the stock price as of the grant date. RSU fair values as of year-end
and as of each date of vesting were calculated using the stock price as of the applicable date.

(3)
The amounts reported under Average Summary Compensation Table Total for
Non-PEO
Named Executive Officers reflect the average of the total compensation amounts reported in the “Summary Compensation Table” for the
Non-PEO
Named Executive Officers for each respective year. The
Non-PEO
Named Executive Officers were:

•	For 2022, Messrs. Adkisson, Kang, Lang, and Shao;

•	For 2021, Messrs. Lang, Le, and Shao;

•	For 2020, Ms. Mayr and Messrs. Lang, Le, and Shao.

(4)
For the fiscal years ended December 31, 2022, 2021, and 2020, represents the cumulative total shareholder return (“TSR”) of our Class A Stock (“MicroStrategy TSR”) for the measurement periods beginning as of market close on December 31, 2019 and ending on December 31, 2022, 2021 and 2020, respectively.

MICROSTRATEGY | 2023 Proxy Statement	43

(5)
For the fiscal years ended December 31, 2022, 2021, and 2020, represents the cumulative TSR of the Nasdaq Computer Index (“Peer Group TSR”) for the measurement periods beginning as of market close on December 31, 2019 and ending on December 31 of each of 2022, 2021 and 2020, respectively. The Nasdaq Computer Index is the peer group used by the Company for purposes of Item 201(e) of Regulation
S-K
under the Exchange Act in the Company’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2022.

(6)
Reflects “Net Loss” for the fiscal years ended December 31, 2022, 2021 and 2020 included in the Company’s Consolidated Statements of Operations included in the Company’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2022.

(7)	Non-GAAP Adjusted Income from Operations is a non-GAAP financial measure calculated by adjusting loss from operations to exclude digital asset impairment losses and share-based compensation expense.
The following table lists the six financial and
non-financial
performance measures that, in our assessment, represent the most important performance measures that our Compensation Committee and the CEO or President & CEO, as applicable, assess to link the CAP Amounts for our named executive officers for 2022 (our most recently completed fiscal year), to Company performance.

Measure	Nature	Explanation
Revenue	Financial Measure	Revenue generated by our business intelligence operating strategy in 2022
Current Subscription Billings	Financial Measure	A non-GAAP financial measure calculated as the sum of subscription services revenues and change in current deferred subscriptions services revenues
Non-GAAP Adjusted Income from Operations	Financial Measure	A non-GAAP financial measure calculated by adjusting loss from operations to exclude digital asset impairment losses and share-based compensation expense.
Non-GAAP Operating Margin	Financial Measure	The ratio of Non-GAAP Adjusted Income from Operations to Total Revenue
Total Stockholder Return	Financial Measure	Total returns on an investment in shares of Class A Stock
Bitcoin-Related Initiatives	Non-Financial Measure	Subjective evaluation of the effectiveness of the execution of our strategy to acquire and hold bitcoin to create shareholder value.

44	MICROSTRATEGY | 2023 Proxy Statement

The following charts show graphically the relationships over the past three years of the CAP Amounts for our PEOs and
Non-PEO
Named Executive Officers as compared to MicroStrategy TSR, net loss and
Non-GAAP
Adjusted Income from Operations, as well as the relationship between MicroStrategy TSR and Peer Group TSR:

For each of the fiscal years shown, we believe the CAP Amounts for our PEO(s) and
Non-PEO
Named Executive Officers were consistent with the changes in MicroStrategy TSR and
Non-GAAP
Adjusted Income from Operations, but were not correlated to our net loss, which is not a performance measure we use to link compensation actually paid to our named executive officers to Company performance.

MICROSTRATEGY | 2023 Proxy Statement	45

CEO Pay Ratio

Pursuant to applicable SEC rules, set forth below is the ratio of the total annual compensation of our CEO as of December 31, 2022 to the median of the total annual compensation of our employees (excluding our CEO) for 2022. The ratio below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

We selected the median employee from the group of 2,151 U.S. and non-U.S., full-time, part-time, temporary, and seasonal workers who were employed as of December 31, 2022 (the “Employee Pool”). The Employee Pool did not include Phong Le, who served as our CEO as of December 31, 2022, or third-party consultants and contractors. In identifying our median employee, we calculated the total annual compensation of each employee for the year ended December 31, 2022, using internal payroll and human resources records. Compensation calculated in foreign currency was converted into U.S. dollars using fixed foreign exchange rates set by our finance department.

As disclosed in the Summary Compensation Table on page 32, the total compensation for Mr. Le in 2022, as determined under Item 402 of Regulation S-K, was $20,174,360. In accordance with Item 402(u), we annualized Mr. Le’s base salary and perquisite compensation during the period in which he served as our CEO. We did not make any adjustment for his total equity compensation, as the Compensation Committee considered the equity compensation the Compensation Committee had already granted to Mr. Le in 2022 in determining the equity to grant to Mr. Le in connection with appointment as our CEO. Total compensation paid to Mr. Le, annualized for the portion of the year in which each served as our CEO, was $20,234,587. The total compensation for our median employee in 2022, as determined under Item 402 of Regulation S-K, was $87,468. Based on the foregoing, for 2022, we estimate the ratio of our CEO’s total annual compensation to our median employee’s total annual compensation to be 231.34 to 1. Given the different methodologies that companies use in estimating their pay ratios, our estimated pay ratio set forth above should not be used as a basis for comparing companies.

46	MICROSTRATEGY | 2023 Proxy Statement

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2022, and discussed them with management and the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”).

The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee has also received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG its independence from the Company.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

By the Audit Committee of the Board of Directors of MicroStrategy Incorporated.

Stephen X. Graham
Jarrod M. Patten
Carl J. Rickertsen

MICROSTRATEGY | 2023 Proxy Statement	47

PROPOSAL 2—APPROVAL OF THE MICROSTRATEGY INCORPORATED 2023 EQUITY INCENTIVE PLAN

Introduction

We are asking stockholders to approve the Company’s 2023 Equity Plan. In April 2023, the Board adopted the 2023 Equity Plan and, subject to receiving stockholder approval, authorized 200,000 new shares of Class A Stock for issuance under the 2023 Equity Plan. The Board adopted the 2023 Equity Plan in order to enhance the Company’s ability to attract, retain, reward and motivate persons who are expected to make important contributions to the Company, and to provide such persons with equity ownership opportunities and performance-based incentives that are intended to further align their long-term interests with those of the Company’s stockholders.

The 2023 Equity Plan is intended to replace the Company’s 2013 Equity Plan. The Company’s 2013 Equity Plan is its only equity incentive plan and will expire by its terms on September 4, 2023, though awards previously granted under the 2013 Equity Plan will remain outstanding beyond that date. If stockholders do not approve the 2023 Equity Plan, MicroStrategy will not have an equity incentive plan under which it can grant equity awards to employees, directors, advisors and consultants after September 4, 2023. Therefore, stockholder approval of the 2023 Equity Plan is critical to the Company’s success. If stockholders approve the 2023 Equity Plan, no additional awards will be granted under the 2013 Equity Plan following the date of such approval; however, previously granted awards under the 2013 Plan will remain outstanding pursuant to their terms.

Subject to adjustment in the event of stock splits, stock dividends or similar events, Awards (as defined herein) may be made under the 2023 Equity Plan (any or all of which Awards may be in the form of incentive stock options) for up to the sum of: (i) 200,000 shares of Class A Stock plus (ii) such additional number of shares of Class A Stock (up to 1,732,703 shares) as is equal to the number of shares of Class A Stock reserved for issuance under the 2013 Equity Plan that remain available for grant immediately prior to the date that the 2023 Equity Plan is approved by the Company’s stockholders and the number of shares of Class A Stock subject to awards granted under the 2013 Equity Plan that are outstanding as of such date and which expire, terminate or are otherwise surrendered, cancelled or forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right, including shares subject to awards granted under the 2013 Equity Plan that are delivered (either by actual delivery, attestation or net exercise) to the Company by a participant to (i) purchase shares upon the exercise of such award or (ii) satisfy tax withholding obligations with respect to such awards, including shares retained from the award creating the tax obligation, subject, in the case of incentive stock options, to any limitations under the Internal Revenue Code of 1986, as amended (the “Code”).

As of March 27, 2023, the following equity-based awards were outstanding under the 2013 Equity Plan: (i) options with respect to 1,520,079 shares of Class A Stock, having a weighted average exercise price of $290.79 and a weighted average remaining contractual term of 5.9 years, (ii) RSUs with respect to 116,954 shares of Class A Stock, which includes RSUs with respect to 350 shares of Class A Stock that can only be settled in cash, and (iii) other stock-based awards with respect to 10,250 shares of Class A Stock that can only be settled in cash. As of March 27, 2023, 85,420 shares of Class A Stock remained available for the grant of new Awards under the 2013 Equity Plan. We estimate that we will grant approximately 7,000 to 10,000 equity-based awards under the 2013 Equity Plan to newly hired employees prior to the date of the Annual Meeting. However, if stockholders approve the 2023 Equity Plan at the Annual Meeting, the Company will not grant any further awards under the 2013 Equity Plan following the date of the Annual Meeting.

Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations and any other business venture in which the Company has a controlling interest, as determined by the Board.

New Plan Benefits

Other than annual awards made to our non-employee directors, the granting of Awards under the 2023 Equity Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group, other than as set forth below. On May 31 of each year beginning in 2023, each non-employee director who is then serving as a non-employee director as of such date will automatically be granted Awards with an aggregate fair

48	MICROSTRATEGY | 2023 Proxy Statement

value (calculated based on grant date fair value for financial reporting purposes) equal to $300,000, half of which ($150,000) will consist of non-statutory stock options and half of which ($150,000) will consist of RSUs. Each such Award will vest on the first anniversary of the date of grant.

MicroStrategy Incorporated 2023 Equity Incentive Plan

Name and Position	Number of Shares Subject to Options	Dollar Value of Options ($)	Number of Shares Subject to RSUs	Dollar Value of RSUs ($)
Michael J. Saylor Executive Chairman
Phong Q. Le Chief Executive Officer(1)
Kevin L. Adkisson Chief Revenue Officer(1)
Andrew Kang Chief Financial Officer(1)
Timothy E. Lang Senior Executive Vice President & Chief Technology Officer(1)(2)
W. Ming Shao Senior Executive Vice President, General Counsel & Secretary(1)
Current executive officers as a group (6 persons)
Non-executive directors as a group (4 persons)(3)	3,504	$599,640	2,264	$599,258
Non-executive officer employees as a group (2,120 persons (as of April 3, 2023))(1)

(1)

The Company expects to grant Awards to these individuals in the future if the 2023 Equity Plan is approved by stockholders, but the granting of Awards under the 2023 Equity Plan to such individuals is discretionary, and we cannot now determine the number or type of Awards to be granted in the future.

(2)	Mr. Lang resigned as Senior Executive Vice President & Chief Technology Officer effective as of April 14, 2023.
(3)

Represents the annual automatic Awards each non-employee director would have been entitled to receive during the year ended December 31, 2022, assuming that the 2023 Equity Plan had been approved by stockholders as of January 1, 2022. Under the 2023 Equity Plan, on May 31 of each year beginning in 2023, each non-employee director who is then serving as a non-employee director as of such date will automatically be granted Awards with an aggregate fair value (calculated based on grant date fair value for financial reporting purposes) equal to $300,000, half of which ($150,000) will consist of non-statutory stock options and half of which ($150,000) will consist of RSUs, in each case rounding down to determine the number of shares subject to each Award. Each such Award will vest on the first anniversary of the date of grant. Excludes (i) Awards that the non-employee directors will be entitled to receive for subsequent years following 2022 and (ii) any discretionary Awards that any non-employee director may be awarded under the 2023 Equity Plan.

On March 27, 2023, the closing sale price on Nasdaq of the Class A Stock was $238.96 per share.

Description of the 2023 Equity Plan

The following is a brief summary of the 2023 Equity Plan. The following summary is qualified in its entirety by reference to the full text of the 2023 Equity Plan, a copy of which is attached to this proxy statement as Appendix A.

Shares Available, Share Counting and Limitations

Subject to adjustment in the event of stock splits, stock dividends or similar events, Awards may be made under the 2023 Equity Plan (any or all of which Awards may be in the form of incentive stock options) for up to the sum of: (i) 200,000 shares of Class A Stock plus (ii) such additional number of shares of Class A Stock (up to 1,732,703 shares) as is equal to the

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number of shares of Class A Stock reserved for issuance under the 2013 Equity Plan that remain available for grant immediately prior to the date on which the 2023 Equity Plan is approved by the Company’s stockholders and the number of shares of Class A Stock subject to awards granted under the 2013 Equity Plan that are outstanding as of such date and which expire, terminate or are otherwise surrendered, cancelled or forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (including shares subject to awards granted under the 2013 Equity Plan that are delivered (either by actual delivery, attestation or net exercise) to the Company by a participant to (i) purchase shares upon the exercise of such award or (ii) satisfy tax withholding obligations with respect to such awards (including shares retained from the award creating the tax obligation) (subject, in the case of incentive stock options, to any limitations under the Code)).

For purposes of counting the number of shares available for the grant of Awards under the 2023 Equity Plan, all shares of Class A Stock covered by a SAR will be counted against the number of shares available for the grant of Awards. If we grant a SAR in tandem with an option for the same number of shares of Class A Stock and provide that only one such Award may be exercised, which we refer to as a tandem SAR, only the shares covered by the option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the 2023 Equity Plan.

Shares covered by Awards under the 2023 Equity Plan that expire, lapse or are terminated, exchanged for or settled in cash, surrendered or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an SAR or an RSU that was settleable either in cash or in stock actually being settled in cash) will again be available for the grant of Awards under the 2023 Equity Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of Awards will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Shares of Class A Stock that are delivered (by actual delivery, attestation, or net exercise) to the Company by a participant to purchase shares of Class A Stock upon exercise of an Award or to satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) will be added back to the number of shares available for the future grant of Awards under the 2023 Equity Plan. SARs and RSUs that may be settled only in cash shall not count against the number of shares that may be granted under the 2023 Equity Plan. Shares purchased by the Company on the open market using proceeds from the exercise of an Award will not increase the number of shares available for future grant of Awards.

Beginning in 2023, on May 31 of each year, each non-employee director who is then serving as a non-employee director as of such date will automatically be granted Awards with an aggregate fair market value (calculated based on grant date fair value for financial reporting purposes) equal to $300,000, half of which ($150,000) will consist of a non-statutory stock option and half of which ($150,000) will consist of RSUs. Each such Award will vest on the first anniversary of the date of grant.

Types of Awards

The 2023 Equity Plan provides for the grant of incentive stock options intended to qualify as such under Section 422 of the Code, non-statutory stock options, restricted stock, RSUs, stock appreciation rights (“SARs”), other stock-based awards, and cash-based awards (collectively, “Awards”) as more fully described below.

Incentive Stock Options and Non-statutory Stock Options

Option holders receive the right to purchase a specified number of shares of Class A Stock at a specified exercise price and subject to such other terms and conditions as are specified in connection with the option grant. Options shall be granted at an exercise price not less than 100% of the fair market value of the Class A Stock on the grant date. The 2023 Equity Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check, or in connection with a “cashless exercise” through a broker, which we refer to as exercises for “cash;” (ii) surrender to the Company of shares of Class A Stock; or (iii) any other lawful means. No option award will contain a provision entitling the participant to the automatic grant of additional options in connection with any exercise of the original option, and no option will provide for the payment or accrual of dividend equivalents.

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Restricted Stock and Restricted Stock Units

Restricted stock holders receive shares of Class A Stock subject to vesting or forfeiture provisions. RSU holders are granted the right to receive shares of Class A Stock, cash or a combination thereof at the time such Award settles. Restricted stock and RSUs may be granted subject to such restrictions, conditions, and other terms as the Board may determine, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. Under the 2023 Equity Plan, holders of RSUs shall have no voting rights with respect to such Awards unless and until the shares of Class A Stock with respect to which the RSUs were granted are issued upon vesting and settlement of the RSUs. Any dividends (whether paid in cash, stock, or property) declared and paid by the Company with respect to shares of restricted stock shall be paid to the holder only if such shares become free from the restrictions on transferability and forfeitability that apply to such shares. The Award agreement for RSUs may provide holders with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Class A Stock, and such dividend equivalents will be subject to the same restrictions on transfer and forfeitability as the RSUs.

Stock Appreciation Rights

SAR holders receive the right to acquire the number of shares of Class A Stock (or cash or a combination of cash and shares) determined by reference to appreciation from and after the grant date, in the fair market value of a share of Class A Stock over a predetermined measurement price. SARs shall be granted at a measurement price not less than 100% of the fair market value of the Class A Stock on the grant date. No SAR award will contain any provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR, and no SAR will provide for the payment or accrual of dividend equivalents.

Other Stock-Based Awards and Cash-Based Awards

Other Awards with respect to shares of Class A Stock under the 2023 Equity Plan may be paid in shares of Class A Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares. The Board shall determine the applicable terms and conditions of any such other stock-based or cash-based award. Other stock-based awards may provide participants with the right to receive dividend equivalents, which may be settled in cash and/or shares and which will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which the dividend equivalent is paid.

Performance Awards

Any type of Award granted under the 2023 Equity Plan may be granted subject to the achievement of specified performance goals. The Board may specify that the degree of granting, vesting and/or payout of any Award subject to performance-based vesting conditions will be subject to the achievement of one or more of the following performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following measures (and which may be determined pursuant to generally accepted accounting principles (“GAAP”), or on a non-GAAP basis, as determined by the Board): net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives, total stockholder return or any other metric determined by the Board. These goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures will be adjusted to exclude any one or more of (i) extraordinary items; (ii) gains or losses on the dispositions of discontinued operations; (iii) the cumulative effects of changes in accounting principles; (iv) the write-down of any asset; (v) fluctuation in foreign currency exchange rates; (vi) charges for restructuring and rationalization programs; (vii) non-cash, mark-to-market adjustments on derivative instruments; (viii) amortization of purchased intangibles; (ix) the net impact of tax rate changes; (x) non-cash asset impairment charges; and (xi) any other factors as the Board may determine. Such performance measures: (A) may vary by participant and may be different for different Awards; (B) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works; and (C) may cover such period as may be specified by the Board. The Board may make equitable adjustments to the performance goals to account for unusual or non-recurring events affecting the Company or the financial results of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense

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determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. The Board may also adjust the cash or number of shares of Class A Stock payable pursuant to such performance award, and the Board may, at any time, waive the achievement of the applicable performance measures.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided that, except with respect to Awards subject to Section 409A and incentive stock options, the Board may permit or provide in an Award for the gratuitous transfer of the Award by a participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Class A Stock subject to such Award to such proposed transferee. During the life of the participant, Awards are exercisable only by the participant or a permitted transferee.

Eligibility to Receive Awards

Employees, officers, directors, consultants, and advisors (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act or any successor form) of the Company may be granted Awards under the 2023 Equity Plan. As of April 3, 2023, approximately 2,202 persons were eligible to receive Awards under the 2023 Equity Plan, including six named executive officers who are current employees, 2,120 employees (excluding named executive officers), four non-employee directors, and 72 consultants and advisors.

Administration

The Board administers the 2023 Equity Plan, and has the authority to adopt, amend, and repeal the administrative rules, guidelines, and practices relating to the 2023 Equity Plan and to interpret its provisions. Pursuant to the terms of the 2023 Equity Plan, the Board may delegate authority under the 2023 Equity Plan to one or more committees or subcommittees of the Board. Subject to any requirements of applicable law, the Board may, by resolution, delegate to one or more persons (including officers of the Company) or bodies the power to grant Awards (subject to any limitations under the 2023 Equity Plan) to persons eligible to be plan participants and to exercise such other powers under the 2023 Equity Pan as the Board may determine, provided that the Board will fix: (i) the maximum number of Awards, and the maximum number of shares issuable upon exercise thereof, that may be granted by such delegates, (ii) the time period during which such Awards may be granted, (iii) the time period during which the shares issuable upon exercise or vesting of such Awards may be issued, and (iv) the minimum amount of consideration (if any) for which such Awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof. However, no such delegate will be authorized to grant Awards to itself or to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act). Awards to non-employee directors will be granted and administered by a committee or subcommittee of the Board, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules, or the rules and regulations of such other national securities exchange on which the Company then maintains its primary listing, as applicable.

The Board has authorized the Compensation Committee to administer certain aspects of the 2023 Equity Plan, including the grant of Awards under the 2023 Equity Plan, but excluding the right to amend the 2023 Equity Plan unless specifically delegated the right to do so by the Board.

The Board determines the effect of a holder’s disability, death, termination or other cessation of employment, authorized leave of absence, or other change in employment status on such holder’s Award(s).

Acceleration

The Board may, at any time, provide that any Award becomes immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part.

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Limitation on Repricing

Unless approved by our stockholders and except for permissible adjustments such as stock splits or reorganization events, the Company may not (i) amend any outstanding option or SAR granted under the 2023 Equity Plan to provide an exercise or measurement price that is lower than the then-current exercise or measurement price of such option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the 2023 Equity Plan) and grant in substitution for that option or SAR any new Awards under the 2023 Equity Plan (other than substitute awards granted in connection with a merger with another entity or acquisition of the property or stock of an entity) covering the same or a different number of shares and having an exercise or measurement price lower than the then-current exercise or measurement price of the canceled option or SAR, (iii) cancel in exchange for a cash payment an option or SAR with an exercise or measurement price above the then-current fair market value of the shares, or (iv) take any other action under the 2023 Equity Plan that constitutes a repricing under the rules of Nasdaq.

Reorganization Events

The 2023 Equity Plan contains provisions addressing the consequences of any reorganization event (as defined in the 2023 Equity Plan).

Amendment of Award

Except as otherwise provided under the 2023 Equity Plan with respect to repricing outstanding stock options or SARs, the Board may amend, modify or terminate any outstanding Award, provided that the participant’s consent to any such action will be required unless the Board determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the 2023 Equity Plan or the change is otherwise permitted under the terms of the 2023 Equity Plan in connection with a change in capitalization or reorganization event.

Amendment or Termination

No Awards may be granted under the 2023 Equity Plan after the expiration date of the 2023 Equity Plan which, if approved, will be 10 years from the 2023 Equity Plan’s effective date (assuming stockholders approve the 2023 Equity Plan at the Annual Meeting the expiration date will be May 23, 2033), but Awards previously granted may extend beyond that date. In addition, no option or SAR may be granted with a term in excess of 10 years. The Board may, at any time, amend, suspend, or terminate the 2023 Equity Plan, provided that (i) neither the provisions of the plan requiring stockholder approval of any option or SAR repricing may be amended without stockholder approval; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing will be effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Class A Stock is not then listed on any national securities exchange), then no amendment to the 2023 Equity Plan (A) materially increasing the number of shares authorized under the 2023 Equity Plan (other than pursuant the specific terms of the plan), (B) expanding the types of Awards that may be granted under the 2023 Equity Plan, or (C) materially expanding the class of participants eligible to participate in the 2023 Equity Plan shall be effective until the Company’s stockholders approve such amendment.

Clawback

In accepting an Award under the 2023 Equity Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

Potential Costs, Dilution, and Burn Rate

We recognize that equity Awards have potential costs and may dilute existing stockholders. The Board and Compensation Committee review the objectives and costs of our equity program to balance the goal of compensating and motivating our employees against our stockholders’ interest in limiting dilution from equity grants. In evaluating the number of shares requested for issuance under the 2023 Equity Plan, the Board and Compensation Committee considered a number of measures of potential cost and dilution, such as the potential impact on earnings per share, equity overhang, and burn rate.

As of December 31, 2022, total share-based compensation expense recognized for 2022 was approximately $63.6 million, and we estimated that the stock options, RSUs, and other stock-based awards granted under the 2013 Equity Plan

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outstanding as of December 31, 2022 were expected to result in additional share-based compensation expense of approximately $171.0 million over the remaining weighted average vesting period of approximately 2.7 years. Any grants made under the 2023 Equity Plan would result in additional share-based compensation expenses.

As used here, and as considered by the Board, “equity overhang” means the total number of shares of Class A Stock subject to outstanding stock-settled stock options and RSUs plus the total number of shares of Class A Stock available for grant, in each case under the 2013 Equity Plan, together as a percentage of (i) the total number of shares of Class A Stock subject to outstanding stock-settled stock options and RSUs plus the total number of shares of Class A Stock available for grant, in each case under the 2013 Equity Plan, plus (ii) the total number of shares outstanding of our Class A Stock and Class B Stock. As of March 27, 2023, our equity overhang (excluding the shares requested for issuance under the 2023 Equity Plan) was 11.7%. If the 2023 Equity Plan is approved by our stockholders and the new shares requested for issuance under the 2023 Equity Plan were included in this calculation, then the equity overhang as of March 27, 2023 would be 12.9%. We believe this percentage is comparable to the percentage of equity reserved for issuance under stockholder-approved equity incentive plans used in 2022 by certain other technology companies that have a market cap of less than $6 billion, including Pegasystems and Alteryx. Each of those companies reported information about their respective equity plans in documents filed with the SEC.

As used here, burn rate means shares subject to Awards granted during a fiscal year less terminations of Awards during that fiscal year, together as a percentage of total shares of our Class A Stock and Class B Stock outstanding. For the years ended December 31, 2022, 2021 and 2020, our “burn rates” were 4.0%, 2.9% and -0.6%, respectively, with an average burn rate of 2.1% over these three years.

The Board expects that the number of shares authorized for issuance under the 2023 Equity Plan would be used for the automatic annual grants to non-employee directors under the 2023 Equity Plan, as well as discretionary grants that the Compensation Committee may desire to make to new and existing key personnel. The Board and Compensation Committee continue to evaluate our needs and may propose additional grants under, and may consider amendments to increase the number of shares authorized for issuance under, the 2023 Equity Plan in the future. The Board expects that the requested shares available under the 2023 Equity Plan will allow the Company to make equity grants through the 2024 Annual Meeting of Stockholders, based on its historic grant practices. The actual duration of the share pool under the 2023 Equity Plan may vary and will depend on participation, our stock price and market practice.

Equity Compensation Plan Information

For more information on our equity compensation plans, please see “Executive and Director Compensation—Equity Compensation Plan Information” above.

Federal Tax Consequences

The following is a summary of the United States federal income and employment tax consequences that generally will arise with respect to Awards granted under the 2023 Equity Plan and with respect to the sale of shares of Class A Stock acquired under the 2023 Equity Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation.

Incentive Stock Options

In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Also, except as described below, a participant will not recognize income upon exercise of an incentive stock option if the participant has been employed by the Company or a 50% or more-owned corporate subsidiary at all times beginning with the grant date and ending three months before the date the participant exercises the option. Thus, income tax withholding, Federal Insurance Contributions Act (“FICA”) taxes (i.e., Social Security taxes up to applicable annual wage base and Medicare taxes), and, if the participant’s income exceeds certain thresholds, the additional Medicare tax and the net investment income tax will not apply at the time of exercise. However, if at exercise, the participant has not been so employed during that time, the tax consequence will be the same as for “Non-statutory Stock Options” described below.

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Otherwise with respect to incentive stock options, a participant will recognize taxable income upon the sale of Class A Stock acquired through the exercise of the option (“ISO Stock”). However, such income is generally not subject to income tax withholding and employment taxes, including FICA taxes and the additional Medicare tax (if applicable). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for more than two years from the grant date and one year from the exercise date of the option, then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price. In addition to income tax, the participant may be subject to the net investment income tax on the amount of the capital gain if the participant’s income exceeds certain thresholds.

If the participant sells ISO Stock for more than the exercise price prior to having owned it for more than two years from the grant date and one year from the exercise date (a “Disqualifying Disposition”), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. The portion of the gain treated as ordinary compensation income is based on the excess of the fair market value on the exercise date over the exercise price. No portion of the ordinary compensation income is subject to income tax withholding (although it is subject to income tax), FICA taxes, the additional Medicare tax, or the net investment income tax. The capital gain portion will be treated as long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale. In addition to income tax, the portion of the recognized gain that is treated as a capital gain may be subject to the net investment income tax, if the participant’s income exceeds certain thresholds.

If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

Non-statutory Stock Options

As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Class A Stock acquired through the exercise of the option (“NSO Stock”) on the exercise date over the exercise price. In addition to income tax withholding, the ordinary compensation income is generally subject to FICA taxes, including, if the participant’s income exceeds certain thresholds, the additional Medicare tax.

With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant’s tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale. In addition to income tax, any capital gain recognized may be subject to the net investment income tax, if the participant’s income exceeds certain thresholds.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes, including FICA taxes, and, if applicable, the additional Medicare tax. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date the award is granted to the participant by filing an election with the Internal Revenue Service no later than 30 days after the date the award is granted. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss, with the gain or loss being long-term if the participant held the shares for more than one year after vesting (if participant did not make an 83(b) election) or grant (if participant made an 83(b) election) and otherwise will be short-term. In addition to income tax, any capital gain recognized may be subject to the net investment income tax, if the participant’s income exceeds certain thresholds.

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Restricted Stock Units

There are no immediate tax consequences of receiving an Award of RSUs. A participant is not permitted to make a Section 83(b) election with respect to an Award of RSUs. A participant who is awarded RSUs will be deemed to have wages subject to FICA taxes, including the additional Medicare tax (if applicable), based on the value of the RSUs at the end of the applicable vesting period. For income tax and income tax withholding purposes, a participant who is awarded RSUs will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant (or the cash paid in settlement of the RSUs in lieu of shares) on the settlement date elected by the Compensation Committee, Equity Committee, or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss, with the gain or loss being long-term if the participant held the shares for more than one year after receipt and otherwise being short-term. In addition to income tax, any capital gain recognized may be subject to the net investment income tax, if the participant’s income exceeds certain thresholds. A cash payment in lieu of shares would be treated as ordinary compensation income.

Stock Appreciation Rights

In general, no taxable income is reportable when a SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of Class A Stock received. If the participant is an employee, such ordinary income is generally subject to withholding of income taxes and FICA taxes, including the additional Medicare tax (if applicable). Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss, with the gain or loss being long-term if the participant held the shares for more than one year after receipt and otherwise being short-term. In addition to income tax, any capital gain recognized may be subject to the net investment income tax, if the participant’s income exceeds certain thresholds.

Other Stock-Based / Cash-Based Awards

The tax consequences associated with any other stock-based award or other cash-based award granted under the 2023 Equity Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, and the participant’s holding period and tax basis for the Award or underlying Class A Stock.

Tax Consequences to the Company

In general, when a participant recognizes ordinary income from the exercise of non-statutory stock options, restricted stock, RSUs, SARs, or other stock-based awards, the Company is liable for FUTA tax and the employer’s share of FICA taxes on the ordinary income recognized. There will be no other tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m).

Certain Interests of Executive Officers and Directors

In considering the recommendation of the Board with respect to the 2023 Equity Plan, stockholders should be aware that members of the Board and our executive officers are eligible to receive Awards under the 2023 Equity Plan and, accordingly, may from time to time have interests that present them with conflicts of interest in connection with this proposal to approve the 2023 Equity Plan. If approved by stockholders, there will be 200,000 new shares of Class A Stock authorized and available for grant under the 2023 Equity Plan. If approved, each of the Company’s non-employee directors will also be entitled under the 2023 Equity Plan to receive automatic annual stock option and RSU grants with respect to shares of Class A Stock with an aggregate grant date fair value equal to $300,000.

The Board believes that approval of the 2023 Equity Plan will advance the interests of the Company and its stockholders by providing the Company with flexibility to issue additional Awards to key personnel and encouraging Award recipients to make significant contributions to the long-term success of the Company.

The Board Recommends a Vote “FOR” the Approval of the Proposed MicroStrategy Incorporated 2023 Equity Plan.	✔

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PROPOSAL 3— APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS (SAY-ON-PAY)

We are asking stockholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement, which disclosure includes the “Executive and Director Compensation—Compensation Discussion and Analysis” and “Executive and Director Compensation—Executive Officer Compensation” sections of this proxy statement as they relate to our named executive officers, pursuant to rules promulgated by the SEC.

This Proposal 3, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation program. We currently hold our say-on-pay vote every three (3) years, and, if stockholders continue to approve a three (3) year frequency for future “say-on-pay” votes in Proposal 4, the next say-on-pay vote will occur in 2026.

As described in detail above in the “Executive and Director Compensation—Compensation Discussion and Analysis” section, our executive compensation program is designed to reward, motivate, and provide incentives for exceptional individual performance and effective leadership by our executive officers, to reward executive officers for superior financial and operating results of the Company, and to align our executive officers’ interests with those of our stockholders. It is also designed to attract and retain executive officers. Please read the “Executive and Director Compensation—Compensation Discussion and Analysis” and “Executive and Director Compensation—Executive Officer Compensation” sections for additional details about our executive compensation program, including information about the compensation of our named executive officers with respect to the fiscal year ended December 31, 2022.

The Board recommends that you vote “FOR” the following resolution at the Annual Meeting:

RESOLVED: That the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” compensation tables, and narrative discussion, is hereby approved.

Since a vote on this Proposal 3 is an advisory vote, the outcome of this vote is not binding. However, our Compensation Committee and the President & CEO, who are responsible for designing and administering our executive compensation program, value the opinions of our stockholders and will consider the outcome of the vote on this Proposal 3 when making future compensation decisions for our named executive officers.

The Board Recommends a Vote “FOR” the Approval, on an Advisory, Non-binding Basis, of the Compensation of Our Named Executive Officers as Disclosed in this Proxy Statement.	✔

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PROPOSAL 4— APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS (SAY-ON-FREQUENCY)

As described in Proposal 3 above, we are asking our stockholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to rules promulgated by the SEC. In this Proposal 4, commonly known as a “say-on-frequency” proposal, we are asking our stockholders to cast an advisory, non-binding vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote in favor of holding an executive compensation advisory vote every three years, every two years or every year, or may abstain from voting.

After careful consideration, the Board of Directors recommends that an executive compensation advisory vote be held once every three years. The Board of Directors believes that a triennial executive compensation advisory vote will allow our stockholders to consider executive compensation in relation to the long-term performance of the Company, and will give our Board of Directors sufficient time to engage with stockholders to better understand their views about executive compensation and respond more effectively to their concerns. For example, holding executive compensation advisory votes every year or every two years may not allow stockholders sufficient time to evaluate the effect of any changes we may make to executive compensation from time to time.

The Board of Directors will consider the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently than the frequency recommended by our stockholders. In the future, we will propose an advisory vote on the frequency of executive compensation advisory votes at least once every six years.

The Board Recommends a Vote for Holding Future Executive Compensation Advisory Votes Once Every “Three Years.”	✔

58	MICROSTRATEGY | 2023 Proxy Statement

PROPOSAL 5—RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The Audit Committee has selected, and the Board has ratified the Audit Committee’s selection of, KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Although stockholder approval of the selection of KPMG is not required by law, the Company believes that it is advisable to give stockholders an opportunity to ratify this selection. If this Proposal 5 is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of KPMG.

Representatives of KPMG are expected to attend the virtual Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

The Board Recommends a Vote “FOR” the Ratification of the Selection of KPMG.	✔

MICROSTRATEGY | 2023 Proxy Statement	59

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

Fees and Services

Aggregate fees for professional services rendered by KPMG to us for work performed during and related to the fiscal years ended December 31, 2022, and 2021 are summarized in the table below.

	Year Ended December 31,
Fee Category	2022 ($)	2021 ($)

Audit Fees	3,013,754	3,331,762

Total Fees	3,013,754	3,331,762

Audit Fees. This category includes fees for professional services rendered for the audits of our consolidated financial statements, services related to Sarbanes-Oxley Act compliance, assistance with review of documents filed with the SEC, services performed in connection with the issuance of comfort letters and consents, and statutory and subsidiary audits.

KPMG did not provide any audit-related, tax or other services to us during either of the periods presented.

Audit Committee Pre-approval Policies and Procedures

During the fiscal years ended December 31, 2022, and 2021, the Audit Committee pre-approved all services (audit and non-audit) provided to MicroStrategy by our independent registered public accounting firm. In situations where a matter cannot wait until a full Audit Committee meeting, the Chair of the Audit Committee has authority to consider and, if appropriate, approve audit and non-audit services. Any decision by the Chair of the Audit Committee to pre-approve services must be presented to the full Audit Committee at its next scheduled quarterly meeting. The Audit Committee requires us to make required disclosure in our SEC periodic reports relating to the approval by the Audit Committee of audit and non-audit services to be performed by the independent registered public accounting firm and the fees paid by us for such services. All fees related to services performed by KPMG during the fiscal years ended December 31, 2022, and 2021, respectively, were approved by the Audit Committee.

60	MICROSTRATEGY | 2023 Proxy Statement

OTHER MATTERS

The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote or otherwise act in accordance with their judgment on such matters.

By Order of the Board of Directors,

W. Ming Shao
Senior Executive Vice President, General Counsel and Secretary

April 13, 2023

The Board hopes that stockholders will attend the Annual Meeting. Whether or not you plan to attend, to help ensure representation of your shares at the Annual Meeting, you are urged to submit your voting instructions over the telephone or on the Internet or, if you received a printed copy of the proxy materials, by completing, signing, dating, and returning your proxy card or voting instruction form. Submitting voting instructions or a proxy card will not prevent you from attending the Annual Meeting and voting online during the Annual Meeting.

MICROSTRATEGY | 2023 Proxy Statement	61

Appendix A

MICROSTRATEGY INCORPORATED

2023 EQUITY INCENTIVE PLAN

1.	Purpose

The purpose of this 2023 Equity Incentive Plan (the “Plan”) of MicroStrategy Incorporated, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7), Other Stock-Based Awards (as defined in Section 8) and Cash-Based Awards (as defined in Section 8). Any type of Award may be granted as a Performance Award under Section 9. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3.	Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the Delegated Persons referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or such Delegated Persons.

(c) Delegation to Delegated Persons. Subject to any requirements of applicable law (including as applicable Sections 152(b) and 157(c) of the General Corporation Law of the State of Delaware), the Board may, by resolution, delegate to one or more persons (including officers of the Company) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant Awards (subject to any limitations under the Plan) to persons eligible to be Participants and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix: (i) the maximum number of Awards, and the maximum number of shares issuable upon exercise thereof, that may be granted by such Delegated Persons, (ii) the time period during which such Awards may be granted, (iii) the time period during which the shares issuable upon exercise or vesting of such Awards may be issued, and (iv) the minimum amount of consideration (if any) for which such Awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further, that no Delegated Person shall be authorized to grant Awards to itself; and provided further, that no Delegated Person shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d) Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules, or the rules and regulations of such other national securities exchange on which the Company then maintains its primary listing, as applicable.

4.	Stock Available for Awards

(a)	Number of Shares; Share Counting.

(i) Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to a number of shares of class A common stock, $0.001 par value per share, of the Company (the “Common Stock”), as is equal to the sum of:

(A) 200,000 shares of Common Stock; and

(B) such additional number of shares of Common Stock (up to 1,732,703) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s 2013 Stock Incentive Plan (the “Existing Plan”) that remain available for grant under the Existing Plan immediately prior to the date that the Plan is approved by the Company’s stockholders (the “Effective Date”) and (y) the number of shares of Common Stock subject to awards granted under the Existing Plan that are outstanding as of the Effective Date and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (including shares subject to awards granted under the Existing Plan that are delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant after the Effective Date to (i) purchase shares of Common Stock upon the exercise of such award or (ii) satisfy tax withholding obligations with respect to such awards (including shares retained from the award creating the tax obligation) (subject, however, in the case of Incentive Stock Options to any limitations under the Code)).

Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(ii) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):

(A) all shares of Common Stock covered by SARs (as defined below) shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B) to the extent that an RSU may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;

(C) if any Award (i) expires, lapses or is terminated, exchanged for or settled in cash, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price (as adjusted upon the occurrence of the events described in 10(a) herein) pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR or an RSU that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

(D) shares of Common Stock delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards; and

(E) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof prior to such transaction. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(i) (nor shall shares of Common Stock subject to a Substitute Award be added to the shares available for Awards under the Plan as provided above), except as may be required by reason of Section 422 and related provisions of the Code.

(c) Annual Awards to Outside Directors.

(i) Annual Grant. Beginning in 2023, on May 31 of each year, each Outside Director who is then serving as an Outside Director (as defined in Section 4(c)(iv)) as of such date shall automatically be granted (without further action by the Board or any committee thereof) Awards having an aggregate fair value (calculated based on grant date fair value for financial reporting purposes) equal to $300,000, with half of such Awards ($150,000 in fair value) being granted in the form of Nonstatutory Stock Options and half of such Awards ($150,000 in fair value) being granted in the form of RSUs (such Awards, together, the “Annual Grant”).

(ii) Terms of Annual Grant. Options granted pursuant to Section 4(c)(i) shall (i) have an exercise price equal to the Grant Date Fair Market Value of the Common Stock (as defined below); (ii) become exercisable as to 100% of the shares subject to such Option on the first anniversary of the date of grant; (iii) unless earlier terminated, expire at 5:00 p.m., Eastern Time, on the tenth anniversary of the date of grant; and (iv) otherwise be on and subject to such other terms and conditions as are set forth in the Option agreement with respect to such grant and as the Board may determine. RSUs granted pursuant to Section 4(c)(i) shall vest and be settled as to 100% of the shares subject to such RSU on the first anniversary of the date of grant and otherwise be on and subject to such other terms and conditions as are set forth in the RSU agreement with respect to such grant and as the Board may determine.

(iii) Limitations. Notwithstanding Section 4(c)(i), in the event that the number of shares of Common Stock prescribed by Section 4(a)(i) is not sufficient to cover the Awards granted pursuant to Section 4(c)(i), the remaining shares of Common Stock available for issuance shall be prorated among the Outside Directors entitled to receive such Awards. Any further grants pursuant to Section 4(c)(i) shall then be deferred until such time, if any, as additional shares of Common Stock become available for grant under the Plan, whether pursuant to amendment of the Plan pursuant to Section 12(d) to increase the number of shares available for issuance under the Plan or pursuant to the mechanisms set forth in Section 4(a)(ii)(C) or otherwise.

(iv) Definition. An “Outside Director” shall mean a member of the Board who is not employed by the Company. Payments by the Company to a member of the Board solely in connection with providing services to the Company as a member of the Board shall not be sufficient to constitute “employment” by the Company.

5.	Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of MicroStrategy Incorporated, any of MicroStrategy Incorporated’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(i) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(ii) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or

(iii) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”), except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, use weighted averages either on a daily basis or such longer period, in each case to the extent permitted by Section 409A.

The Board shall determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with, as applicable, payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(i) in cash, wire transfer of immediately available funds or by check, payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;

(ii) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company funds sufficient to pay the exercise price and any required tax withholding;

(iii) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined or approved by the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(iv) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined or approved by the Board) on the date of exercise;

(v) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or

(vi) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option; (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current exercise price per share of the cancelled option; (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s stock is listed or traded (the “Exchange”).

(h) No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(i) No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.

6.	Stock Appreciation Rights

(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined or approved by the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR; (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR; (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

(f) No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

(g) No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.

7.	Restricted Stock; RSUs

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests or on a deferred basis (“RSUs”).

(b) Terms and Conditions for Restricted Stock and RSUs. The Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(i) Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.

(ii) Stock Certificates/Issuance. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee) or, alternatively, that such shares be issued in book entry only, in the name of the Participant with appropriate transfer and forfeiture restrictions. At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions (or, to the extent the Restricted Stock was issued in book entry, remove the restrictions) to the Participant or if the Participant has died, to his or her Designated Beneficiary (as defined below).

(d) Additional Provisions Relating to RSUs.

(i) Settlement. Upon the vesting of and/or lapsing of any other restrictions with respect to each RSU, the Participant shall be entitled to receive from the Company (i.e., settlement) the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined or approved by the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.

(ii) Voting Rights. A Participant shall have no voting rights with respect to any RSUs.

(iii) Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to RSUs will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid. No interest will be paid on Dividend Equivalents.

8.	Other Stock-Based and Cash-Based Awards

(a) General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto.

(c) Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to Other-Stock Based Awards will be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.

9.	Performance Awards.

(a) Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).

(b) Performance Measures. The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following, and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board:

(1)	net income;

(2)	earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization;

(3)	operating profit before or after discontinued operations and/or taxes,

(4)	sales;

(5)	sales growth;

(6)	earnings growth;

(7)	cash flow or cash position;

(8)	gross margins;

(9)	stock price;

(10)	market share;

(11)	return on sales, assets, equity or investment;

(12)	improvement of financial ratings;

(13)	achievement of balance sheet or income statement objectives;

(14)	total stockholder return; or

(15)	any other metric determined by the Board.

Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures shall be adjusted to exclude any one or more of:

i.	extraordinary items;

ii.	gains or losses on the dispositions of discontinued operations;

iii.	the cumulative effects of changes in accounting principles;

iv.	the writedown of any asset;

v.	fluctuation in foreign currency exchange rates;

vi.	charges for restructuring and rationalization programs;

vii.	non-cash, mark-to-market adjustments on derivative instruments;

viii.	amortization of purchased intangibles;

ix.	the net impact of tax rate changes;

x.	non-cash asset impairment charges; and

xi.	any other factors as the Board may determine.

Such performance measures:

a)	may vary by Participant and may be different for different Awards;

b)	may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Board; and

c)	may cover such period as may be specified by the Board.

The Board shall have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(c) Adjustments. The Board may adjust the cash or number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures.

(d) Dividends; Dividend Equivalents. Notwithstanding its designation as a Performance Award, no Option or SAR shall provide for the payment or accrual of dividend equivalents in accordance with Sections 5(i) and 6(g), as applicable, any dividends declared and paid by the Company with respect to shares of Restricted Stock shall be subject to Section 7(c)(i), and any right to receive Dividend Equivalents on an award of RSUs and Other Stock-Based Awards shall be subject to Sections 7(d)(iii) and 8(c), as applicable.

10.	Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules, (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(i) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(ii) Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant):

i.	provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

ii.

upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/ or that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice;

iii.	provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event;

iv.

in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, provided, that if the Acquisition Price per share (as determined by the Board) does not exceed the exercise price of such Award, then the Award shall be canceled without any payment of consideration therefor;

v.

provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and

vi.	any combination of the foregoing.

In taking any of the actions permitted under this Section 10(b)(ii)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B) Notwithstanding the terms of Section 10(b)(ii)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(ii)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(ii)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(ii)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C) For purposes of Section 10(b)(ii)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(D) The Board may impose a limitation on the ability of Participants holding Options and/or SARs to exercise their Awards for the minimum number of days prior to the closing of the Reorganization Event as is reasonably necessary to facilitate the orderly closing of the Reorganization Event. The Company shall provide reasonable notice to Participants of any such limitation on exercise.

(iii) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Stock if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

11.	General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A and Incentive Stock Options, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined or approved by the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined or approved by the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined or approved by, the Company)) as the Company shall determine to be necessary to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(e) Amendment of Award. Except as otherwise provided in Section 5(g) and 6(e) with respect to repricings, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(g) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

12.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder; Clawback. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

(c) Effective Date and Term of Plan. The Plan shall become effective on the Effective Date. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor Section 6(e) requiring stockholder approval of any Option or SAR repricing may be amended without stockholder approval; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing will be effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(b) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that to be bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument such individual executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

MicroStrategy
Intelligence Everywhere

1850 Towers Crescent Plaza | Tysons Corner, VA 22182 | Copyright ©2023. All Rights Reserved.

microstrategy.com

MICROSTRATEGY INCORPORATED

ATTN: GENERAL COUNSEL

1850 TOWERS CRESCENT PLAZA

TYSONS CORNER, VA 22182

VOTE BY INTERNET

Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 23, 2023. Have your Proxy Card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/MSTR2023

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 23, 2023. Have your Proxy Card in hand when you call and then follow the instructions.

VOTE BY MAIL

Please fill in, date, and sign your Proxy Card and return it in the postage-paid envelope we have provided as soon as possible or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V06039-P88812                                KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MICROSTRATEGY INCORPORATED				Withhold Authority For All Nominees
The Board of Directors recommends you vote FOR each of the following nominees:			For All Nominees		For All Except

1.	To elect the following six (6) directors for the next year.		☐	☐	☐

Nominees:

	01)	Michael J. Saylor
	02)	Phong Q. Le
	03)	Stephen X. Graham
	04)	Jarrod M. Patten
	05)	Leslie J. Rechan

	06)	Carl J. Rickertsen

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

2.	To approve the MicroStrategy Incorporated 2023 Equity Incentive Plan.		☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

3.	To approve, on an advisory, non-binding basis, the compensation of MicroStrategy Incorporated’s named executive officers as disclosed in the Proxy Statement.		☐	☐	☐

The Board of Directors recommends you vote for 3 YEARS with respect to the following proposal:		3 Years	2 Years	1 Year	Abstain

4.	To recommend, on an advisory, non-binding basis, holding future executive compensation advisory votes every three years, every two years, or every year.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

5.	Ratify the selection of KPMG LLP as MicroStrategy Incorporated’s independent registered public accounting firm for the fiscal year ending December 31, 2023.		☐	☐	☐

Please sign exactly as your name or names appear(s) on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Notice of Internet Availability of Proxy Materials:

The Annual Report and Notice of Meeting & Proxy Statement are available at www.proxyvote.com.

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V06040-P88812

MICROSTRATEGY INCORPORATED

Proxy for the Annual Meeting of Stockholders

to be held on Wednesday, May 24, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all prior proxies, hereby appoint(s) Michael J. Saylor and W. Ming Shao, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of MicroStrategy Incorporated (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2023, on Wednesday, May 24, 2023 at 10:00 a.m., Eastern Daylight Time, and at any adjournment thereof (the "Meeting").

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting.

This proxy, when properly delivered, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted "FOR ALL NOMINEES" with respect to Proposal 1, "FOR" Proposals 2, 3, and 5, and for "3 YEARS" with respect to Proposal 4. This proxy may be revoked by the undersigned at any time before its exercise by delivery of written revocation or a subsequently dated Proxy Card to the Secretary of the Company or by voting electronically during the Meeting.

Continued and to be signed on reverse side